 As filed with the Securities and Exchange Commission September 29, 1998
                                                    File No.  333-45303
                                                               811-7426



                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]


     Pre-Effective Amendment No.                            [   ]
     Post-Effective Amendment No._1_                        [ X ]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


     Amendment No.  25                                      [ X ]


                     HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 SEPARATE ACCOUNT ONE
                              (Exact Name of Registrant)


                     HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 (Name of Depositor)

                                    P.O. BOX 2999
                               HARTFORD, CT  06104-2999
                      (Address of Depositor's Principal Offices)

                                    (860) 843-6731
                 (Depositor's Telephone Number, Including Area Code)

                                  LESLIE SOLER, ESQ.
                                    HARTFORD LIFE
                                    P.O. BOX 2999
                               HARTFORD, CT  06104-2999
                       (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this will become effective:


         ___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ on September 30, 1998 pursuant to paragraph (b) of Rule 485
         ___  60 days after filing pursuant to paragraph (a)(1) of Rule 485
         ___  on ______________, 1998 pursuant to paragraph (a)(1) of Rule 485
         ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


PURSUANT TO RULE 24F-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES.

                                CROSS REFERENCE SHEET
                              PURSUANT TO RULE 495(A)


          N-4 ITEM NO.             PROSPECTUS HEADING

     1.   Cover Page               Hartford, The Separate Account and The Funds

     2.   Definitions              Glossary of Special Terms

     3.   Synopsis or Highlights   Summary

     4.   Condensed Financial      Not Applicable
          Information

     5.   General Description of   Hartford, The Separate Account and
          Registrant               The Funds

     6.   Deductions               Contract Fees and Charges

     7.   General Description of   Description of the Contracts, Separate
          Annuity Contracts        Account One, and Surrenders

     8.   Annuity Period           Settlement Provisions

     9.   Death Benefit            Death Before the Annuity Commencement Date,
                                   Death On or After the Annuity Commencement
                                   Date, and Distribution Requirements: Prior to the Annuity Commencement Date

     10.  Purchases and            Description of the Contracts
          Contract Value

     11.  Redemptions              Surrenders

     12.  Taxes                    Federal Tax Considerations

     13.  Legal Proceedings        Legal Matters, Experts

     14.  Table of Contents of     Table of Contents to
          the Statement of         Statement of Additional
          Additional Information   Information

     15.  Cover Page               Part B; Statement of Additional Information

     16.  Table of Contents        Table of Contents

     17.  General Information      Description of Hartford Life and
          and History              Annuity Insurance Company

     18.  Services                 None

     19.  Purchase of Securities   Distribution of the Contracts
          being Offered

     20.  Underwriters             Distribution of the Contracts

     21.  Calculation of           Calculation of Yield and Return
          Performance Data

     22.  Annuity Payments         Settlement Provisions

     23.  Financial Statements     Financial Statements

     24.  Financial Statements     Financial Statements and
          and Exhibits             Exhibits

     25.  Directors and Officers   Directors and Officers of the
          of the Depositor         Depositor

     26.  Persons Controlled       Persons Controlled by or Under
          by or Under Common       Common Control with the Registrant or
          Control with the         Depositor
          Depositor or
          Registrant

     27.  Number of Contract       Number of Contract Owners
          Owners

     28.  Indemnification          Indemnification

     29.  Principal Underwriters   Principal Underwriters

     30.  Location of Accounts     Location of Accounts and Records
          and Records

     31.  Management Services      Management Services

     32.  Undertakings             Undertakings

                                        PART A

                              THE DIRECTOR ACCESS
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                             SEPARATE ACCOUNT ONE
                                 P.O. BOX 5085
                       HARTFORD, CONNECTICUT 06102-5085
                      TELEPHONE: 1-800-862-6668 (CONTRACT
                                    OWNERS)
[LOGO]            1-800-862-7155 (REGISTERED REPRESENTATIVES)

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This Prospectus describes an individual and group tax-deferred variable annuity contract designed for retirement planning purposes (each, a "Contract" and collectively, the "Contracts").

The Contracts are issued by Hartford Life and Annuity Insurance Company ("Hartford"). Payments for the Contracts will be held in Sub-Accounts of Hartford Life and Annuity Insurance Company Separate Account One (the "Separate Account").

The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment for that Sub-Account.


Advisers Fund Sub-Account                     --   shares of Class IA of Hartford Advisers HLS Fund, Inc.
                                                   ("Hartford Advisers Fund")
Bond Fund Sub-Account                         --   shares of Class IA of Hartford Bond HLS Fund, Inc.
                                                   ("Hartford Bond Fund")
Capital Appreciation Fund Sub-Account         --   shares of Class IA of Hartford Capital Appreciation HLS
                                                   Fund, Inc. ("Hartford Capital Appreciation Fund")
Dividend and Growth Fund Sub-Account          --   shares of Class IA of Hartford Dividend and Growth HLS
                                                   Fund, Inc. ("Hartford Dividend and Growth Fund")
Global Leaders Fund Sub-Account               --   shares of Class IA of Hartford Global Leaders HLS Fund,
                                                   Inc. ("Hartford Global Leaders Fund")
Growth and Income Fund Sub-Account            --   shares of Class IA of Hartford Growth and Income HLS Fund,
                                                   Inc. ("Hartford Growth and Income Fund")
High Yield Fund Sub-Account                   --   shares of Class IA of Hartford High Yield HLS Fund, Inc.
                                                   ("Hartford High Yield Fund")
Index Fund Sub-Account                        --   shares of Class IA of Hartford Index HLS Fund, Inc.
                                                   ("Hartford Index Fund")
International Advisers Fund Sub-Account       --   shares of Class IA of Hartford International Advisers HLS
                                                   Fund, Inc. ("Hartford International Advisers Fund")
International Opportunities Sub-Account       --   shares of Class IA of Hartford International Opportunities
                                                   HLS Fund, Inc. ("Hartford International Opportunities
                                                   Fund")
MidCap Fund Sub-Account                       --   shares of Class IA of Hartford MidCap HLS Fund, Inc.
                                                   ("Hartford MidCap Fund")
Money Market Fund Sub-Account                 --   shares of Class IA of Hartford Money Market HLS Fund, Inc.
                                                   ("Hartford Money Market Fund")
Mortgage Securities Fund Sub-Account          --   shares of Class IA of Hartford Mortgage Securities HLS
                                                   Fund, Inc. ("Mortgage Securities Fund")
Small Company Fund Sub-Account                --   shares of Class IA of Hartford Small Company HLS Fund,
                                                   Inc. ("Hartford Small Company Fund")
Stock Fund Sub-Account                        --   shares of Class IA of Hartford Stock HLS Fund, Inc.
                                                   ("Hartford Stock Fund")



This Prospectus sets forth the basic information concerning the Contract and the Separate Account that a prospective investor should know before purchasing a Contract. You should keep this Prospectus for future reference. A Statement of Additional Information providing additional information about the Contract and the Separate Account has been filed with the Securities and Exchange Commission and is incorporated herein by reference. To obtain the Statement of Additional Information without charge, call (800) 862-6668 or send a written request to Hartford Life and Annuity Insurance Company, Attn: Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085. The Table of Contents for the Statement of Additional Information may be found on page 30 of this Prospectus.


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THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND AT THE COMMISSION'S WEB SITE (HTTP://WWW.SEC.GOV).

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VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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PROSPECTUS DATED: SEPTEMBER 30, 1998
STATEMENT OF ADDITIONAL INFORMATION DATED: SEPTEMBER 30, 1998

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                               TABLE OF CONTENTS


 SECTION                                                                 PAGE
 ----------------------------------------------------------------------  ----
 GLOSSARY OF SPECIAL TERMS.............................................    3
 FEE TABLE.............................................................    5
 SUMMARY...............................................................    7
 HARTFORD, THE SEPARATE ACCOUNT AND THE FUNDS..........................    8
   Hartford Life and Annuity Insurance Company.........................    8
   Separate Account One................................................    8
   The Funds...........................................................    9
 PERFORMANCE RELATED INFORMATION.......................................   11
 DESCRIPTION OF THE CONTRACTS..........................................   11
   Contracts Offered...................................................   11
   Purchasing a Contract...............................................   12
   Right to Examine the Contract.......................................   12
   Crediting and Allocating the Premium Payment........................   12
   Contract Value -- Before the Annuity Commencement Date..............   12
   Sub-Account Value Transfers Before and After the Annuity
    Commencement Date..................................................   13
   Surrenders..........................................................   14
   Contract Fees and Charges...........................................   15
   Death Before the Annuity Commencement Date..........................   16
   Death On or After the Annuity Commencement Date.....................   16
   Distribution Requirements: Prior to the Annuity Commencement Date...   17
 SETTLEMENT PROVISIONS.................................................   17
   Annuity Payment Options.............................................   18
   Annuity Proceeds Settlement Option..................................   18
   Annuity Calculation Date and Annuity Commencement Date..............   19
   Income Payment Dates................................................   19
   Variable Annuity Payments...........................................   19
 ADDITIONAL CONTRACT INFORMATION.......................................   21
   Assignment..........................................................   21
   Misstatement of Age or Sex..........................................   21
   Contract Modification...............................................   21
 FEDERAL TAX CONSIDERATIONS............................................   21
   A. General..........................................................   21
   B. Taxation of Hartford and the Separate Account....................   21
   C. Taxation of Annuities -- General Provisions Affecting Purchasers
   other than Tax-Qualified
     Retirement Plans..................................................   21
   D. Federal Income Tax Withholding...................................   24
   E. General Provisions Affecting Tax-Qualified Retirement Plans......   25
   F. Annuity Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   25
 OTHER INFORMATION.....................................................   25
   Distribution of the Contracts.......................................   25
   Legal Matters.......................................................   25
   Year 2000...........................................................   25
   Experts.............................................................   26
   Additional Information..............................................   26
 APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED PLANS...............   27
 TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION.............   30

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
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                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account before Annuity payments begin.

ADMINISTRATIVE OFFICE OF THE COMPANY: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Except for correspondence sent overnight, all correspondence concerning the Contract should be sent to Hartford Life and Annuity Insurance Company, Attn: Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085. Overnight correspondence should be sent to 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ANNUAL MAINTENANCE FEE: An annual $30 charge on a Contract having a Contract Value of less than $50,000, as determined on the most recent Contract Anniversary or upon full surrender of the Contract. The charge is deducted proportionally from the investment options in use at the time of such deduction.

ANNUITANT: The person on whose life the Contract is issued. The Annuitant may not be changed.

ANNUITY: A contract issued by an insurance company that provides, in exchange for premium payments, a series of income payments. This Prospectus describes a deferred Annuity contract in which premium payments accumulate tax-deferred until a partial or full surrender is taken or until the Annuity Commencement Date. Annuity payments under the Contract will begin as of the Annuity Commencement Date in accordance with the Annuity payment option selected.

ANNUITY CALCULATION DATE: The date as of which the first Annuity payment is calculated. It will be no more than five Valuation Days prior to the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date as of which Annuity payments will begin. The Annuity Commencement Date will not be deferred beyond the Annuitant's age 90 or the end of Contract Year 10, whichever is later. If the Contract is sold as part of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the end of the Annuitant's age 100.

ANNUITY UNIT: An accounting unit of measure used to calculate the dollar amount of Variable Annuity payments.

ANNUITY UNIT FACTOR: The factor applied in computing Annuity Unit values to neutralize the effect of the Assumed Investment Return.

ASSUMED INVESTMENT RETURN (AIR): The annual rate of return shown on the specification page of the Contract. This rate is used to determine the degree of fluctuation in the amount of Variable Annuity payments in response to fluctuations in the net investment return of selected Sub-Accounts. The AIR assumes (among other things) that the assets in the Sub-Accounts supporting the Contract will have a net annual return over the anticipated Annuity payment period equal to the rate of return selected. If the actual performance in the net investment return of the selected Sub-Accounts is equal to the AIR, the payment will be constant. If the actual performance in the net investment return of the selected Sub-Accounts is greater than the AIR, the Annuity payment will increase. If the actual performance is less than the AIR, the Annuity payment amount will be lower.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant, as applicable.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: The Securities and Exchange Commission.

COMMUTED VALUE: The present value of remaining guaranteed Annuity payments under the Payment for a Period Certain Annuity payment option.

CONTINGENT ANNUITANT: The person a Contract Owner may designate, who if the Annuitant dies prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT: For an Annuity issued to an individual, the Contract is the individual Annuity and any endorsements or riders. For a group Annuity, the Contract is a certificate evidencing a participating interest in a group Annuity and any endorsements or riders. Any reference in this Prospectus to a Contract includes the certificate.

CONTRACT ANNIVERSARY: The anniversary of the Contract Issue Date.

CONTRACT ISSUE DATE: The date as of which an account is established for the Contract Owner.

CONTRACT OWNER(S): The owner(s) of the Contract (or a certificate in certain states), trustee or other entity, sometimes herein referred to as "you" or "your."

CONTRACT VALUE: The aggregate value of the Sub-Accounts on any Valuation Day.

CONTRACT YEAR: A period of 12 months commencing with the Contract Issue Date or any anniversary thereof.

DEATH BENEFIT: The amount payable upon the death of a Contract Owner(s) or Annuitant before Annuity payments have commenced and, under Annuity payment options Payment for a Period Certain and Life Annuity with a Cash Refund, after annuity payments have commenced.

DUE PROOF OF DEATH: A certified copy of a death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to Hartford.

FIXED ANNUITY: An Annuity with payments which remain fixed as to dollar amount throughout the payment period.

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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FUNDS: The Funds described commencing on page 9 of this Prospectus.


GENERAL ACCOUNT: The General Account of Hartford which consists of all assets of Hartford other than those allocated to the separate accounts of Hartford.

HARTFORD: Hartford Life and Annuity Insurance Company.

INCOME PAYMENT DATE: The date each month, quarter, semi-annual period, or year as of which Hartford computes the Annuity payments.

JOINT ANNUITANT: Upon annuitization, a person other than the Annuitant on whose continuation of life Annuity payments may be made. The contract will have a Joint Annuitant only if the Annuity payment option selected provides for a survivor. The Joint Annuitant may not be changed.


MAXIMUM ANNIVERSARY VALUE: Value used in determining the Death Benefit prior to the Annuity Commencement Date. It is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial surrenders, as described on page 16 of this Prospectus.


NET ASSET VALUE: The value per share of any Fund on any Valuation Day. The method of computing the Net Asset Value is described in the prospectus for each Fund.

NET INVESTMENT FACTOR: The Net Investment Factor for each of the Sub-Accounts, equal to the Net Asset Value of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the Net Asset Value of the corresponding Fund at the beginning of the Valuation Period.

NON-QUALIFIED CONTRACT: A Contract which is not classified as a tax-qualified retirement plan funded with pre-tax dollars under the Code.

PAYEE: The person or party designated by the Contract Owner to receive Annuity payments.

PLAN: A voluntary plan of an employer which qualifies for special tax treatment under a section of the Code.

PREMIUM PAYMENT: A payment made to Hartford pursuant to the terms of the Contract.

PREMIUM TAX: The amount of tax, if any, charged by a federal, state or other governmental entity on Premium Payments or Contract Value.

QUALIFIED CONTRACT: A Contract which qualifies as a tax-qualified retirement plan using pre-tax dollars under the Code, such as an employer-sponsored 401(k) or an Individual Retirement Annuity (IRA).

SEPARATE ACCOUNT: An account that Hartford established to separate the assets funding the variable benefits for the class of contracts to which the Contract belongs from the other assets of Hartford. The Hartford separate account is entitled "Hartford Life and Annuity Insurance Company -- Separate Account One."

SUB-ACCOUNT: A subdivision established within the Separate Account used to allocate the Contract Owner's Contract Value to the corresponding Fund.

SUB-ACCOUNT VALUE: On or before the Annuity Calculation Date, the amount is determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for that Sub-Account.

SURRENDER VALUE: Prior to the Annuity Commencement Date, the Surrender Value is the Contract Value, less any applicable Premium Taxes, and/or the Annual Maintenance Fee. After the Annuity Commencement Date, the Surrender Value under the Payment for a Period Certain Annuity payment option is equal to the Commuted Value.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets of the Separate Account.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
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                                   FEE TABLE
                                    SUMMARY

                        Contract Owner Transaction Expenses
                               (All Sub-Accounts)

                                                                     CONTRACT    CONTRACT
                                                                       YEARS       YEARS
                                                                        1-7         8+
                                                                     ---------   ---------
 Sales Load Imposed on Purchases (as a percentage of premium
   payments).......................................................    None        None
 Exchange Fee......................................................      $0          $0
 Deferred Sales Load (as a percentage of amounts withdrawn)........    None        None
 Annual Maintenance Fee (1)........................................     $30         $30
 Annual Expenses -- Separate Account (as percentage of average account value)
     Mortality and Expense Risk (2)................................    1.50%       1.25%
     Administration Fees...........................................       0%          0%
     Other Account Fees............................................       0%          0%
       Total.......................................................    1.50%       1.25%

---------

(1) The Annual Maintenance Fee is a single $30 charge on a Contract deducted only when the accumulated value is less than $50,000. It is deducted proportionally from the investment options in use at the time of the charge.

(2) After the seventh Contract Year or upon the Annuity Commencement Date, whichever is earlier, the mortality and expense risk charge will be reduced to 1.25% per annum, applied against the Contract Values held in the Separate Account.

                         Annual Fund Operating Expenses
                   (as percentage of average annual net assets)


                                                                        TOTAL FUND
                                                  MANAGEMENT            OPERATING
                                                     FEES                EXPENSES
                                                    (WITH      OTHER      (WITH
                                                   WAIVERS)   EXPENSES   WAIVERS)
                                                  ----------  --------  ----------
 Hartford Advisers Fund..........................   0.635%     0.020%     0.655%
 Hartford Bond Fund..............................   0.515%     0.020%     0.535%
 Hartford Capital Appreciation Fund..............   0.645%     0.020%     0.665%
 Hartford Dividend and Growth Fund...............   0.685%     0.020%     0.705%
 Hartford Global Leaders Fund (1)................   0.200%     0.200%     0.400%
 Hartford Growth and Income Fund (1).............   0.200%     0.150%     0.350%
 Hartford High Yield Fund (1)....................   0.200%     0.150%     0.350%
 Hartford Index Fund.............................   0.400%     0.015%     0.415%
 Hartford International Advisers Fund............   0.775%     0.120%     0.895%
 Hartford International Opportunities Fund.......   0.705%     0.090%     0.795%
 Hartford Money Market Fund......................   0.450%     0.015%     0.465%
 Hartford MidCap Fund............................   0.775%     0.040%     0.815%
 Hartford Mortgage Securities Fund...............   0.450%     0.025%     0.475%
 Hartford Small Company Fund.....................   0.775%     0.020%     0.795%
 Hartford Stock Fund.............................   0.455%     0.020%     0.475%


---------


(1) Hartford Growth and Income Fund, Hartford Global Leaders Fund and Hartford High Yield Fund are new funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for these until the assets of the Funds (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) reach $20 million. Absent this waiver, the "Management Fee" and "Total Fund Operating Expenses" would be:



                                                                                                              TOTAL FUND
                                                                                        MANAGEMENT FEES   OPERATING EXPENSES
                                                                                        ----------------  ------------------
Hartford Growth and Income Fund.......................................................         0.750%             0.900%
Hartford Global Leaders Fund..........................................................         0.750%             0.950%
Hartford High Yield Fund..............................................................         0.750%             0.900%

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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    The purpose of the tables is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and the current management fees, other expenses and total expenses for each Fund. Premium Taxes, ranging from 0% to 4%, may also be applicable. For a more complete description of the various costs and expenses, see "Contract Fees and Charges," page 15 and the prospectus for the Funds which accompanies this Prospectus.


EXAMPLE


                               If you surrender your contract  If you annuitize your Contract
                               at the end of the applicable    at the end of the applicable
                               time period: You would pay the  time period, you would pay the following expenses on a $1,000  following expenses on a $1,000
                               investment, assuming a 5%       investment, assuming a 5%
                               annual return on assets:        annual return on assets:
 SUB-ACCOUNT                   1 YR.  3 YRS.  5 YRS.  10 YRS.  1 YR.  3 YRS.  5 YRS.  10 YRS.
                               ------ ------- ------- -------- ------ ------- ------- --------
 Advisers Fund................  $  23  $   70  $  120   $ 248   $  22  $   69  $  119   $ 247
 Bond Fund....................     21      66     114     235      21      66     113     234
 Capital Appreciation Fund....     23      70     120     249      22      70     120     248
 Dividend and Growth Fund.....     23      72     122     253      23      71     122     252
 Global Leaders Fund..........     20      72     N/A     N/A      19      71     N/A     N/A
 Growth and Income Fund.......     20      70   N/A     N/A        19      69   N/A     N/A
 High Yield Fund..............     20      70     N/A     N/A      19      69     N/A     N/A
 Index Fund...................     20      63     107     222      20      62     107     221
 International Advisers
   Fund.......................     25      77     132     273      25      77     132     272
 International Opportunities
   Fund.......................     24      74     127     262      24      74     126     261
 MidCap Fund..................     24      75     N/A     N/A      24      74   N/A     N/A
 Money Market Fund............     21      64     110     228      20      63     109     227
 Mortgage Securities Fund.....     21      64     111     229      20      64     110     228
 Small Company Fund...........     24      74     127     262      24      74     126     261
 Stock Fund...................     21      64     111     229      20      64     110     228


    Pursuant to requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Annual Maintenance Fee has been reflected in the EXAMPLE by a method intended to show the "average" impact of the fee on an investment in the Separate Account. The Annual Maintenance Fee is deducted only when the Contract Value is less than $50,000. In the EXAMPLE, the Annual Maintenance Fee is approximated as a 0.06% annual asset charge based on the experience of the Contracts.

    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
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                                    SUMMARY

                              GENERAL DESCRIPTION

    The Contract is an individual and group tax-deferred variable annuity contract designed for retirement planning purposes. This Prospectus is designed to provide prospective Contract Owners with information necessary to decide whether or not to purchase a Contract. This summary provides a concise description of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the related Statement of Additional Information, the Contract, and the prospectus for the Funds. For further information, contact Hartford at the Administrative Office of the Company or your registered representative.

                             PURCHASING A CONTRACT


    The Contracts are available for purchase by individuals and groups on both a non-qualified and qualified basis. The maximum issue age for the Contract is 85 years old. (See "Description of the Contracts," page 11.) A prospective Contract Owner may purchase a Contract by completing and submitting an application or an order request along with the initial Premium Payment to Hartford for its approval. Generally, the minimum initial Premium Payment is $20,000. Thereafter, the minimum Premium Payment is $500. Certain plans may make smaller periodic payments. There is no deduction for sales expenses from Premium Payments when made. A deduction will be made for state Premium Taxes for Contracts sold in certain states. (See "Contract Fees and Charges," page 15.)


    Subject to certain minimum allocation requirements that may be in effect from time to time, the initial Premium Payment is allocated to each Sub-Account as specified on the application or order request. All percentage allocations must be in whole numbers (e.g., 1%).

                         RIGHT TO EXAMINE THE CONTRACT


    Contract Owners may cancel the Contract during the cancellation period and receive a refund equal to the Contract Value plus any applicable Premium Taxes. The cancellation period is a ten-day period of time beginning when the Contract is received by a Contract Owner. Some states require a longer cancellation period or return of the Premium Payment. (See "Right to Examine the Contract," page 12.)


                                   TRANSFERS


    The investment options underlying the Contracts are the Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Global Leaders Fund, Hartford Growth and Income Fund, Hartford High Yield Fund, Hartford Index Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Money Market Fund, Hartford Mortgage Securities Fund, Hartford Small Company Fund, Hartford Stock Fund, and such other funds as shall be offered from time to time (the "Funds"). (See "The Funds," page 9.) With certain limitations, Contract Owners may allocate their Premium Payments and Contract Values to one or a combination of Sub-Accounts which invest in these investment options, and may transfer among the corresponding Sub-Accounts. (See "Sub-Account Value Transfers Before and After the Annuity Commencement Date," page 13.)


                                   SURRENDERS


    The Contracts may be surrendered, or portions of the value of the Contracts may be surrendered, at any time prior to the Annuity Commencement Date without charge. (See "Surrenders," page 14.) The Contract may also be surrendered after the Annuity Commencement Date under the Payment for a Period Certain Annuity payment option. Surrenders may have adverse federal income tax consequences including the possibility of being subject to a penalty tax. (See "Federal Tax Considerations," page 21.)


                                 DEATH BENEFITS


    The Contract provides for a minimum Death Benefit in the event of the death of the Annuitant or Contract Owner before the Annuity Commencement Date and, under some Annuity payment options, after the Annuity Commencement Date. (See "Death Before the Annuity Commencement Date" and "Death On or After the Annuity Commencement Date," page 16.)


                           CONTRACT FEES AND CHARGES

    The following fees and charges are assessed under the Contracts:


    ANNUAL MAINTENANCE FEE -- An Annual Maintenance Fee in the amount of $30 is deducted from Contract Values each Contract Year (not applicable to Contracts with Contract Values of $50,000 or more, as determined on the most recent Contract Anniversary). (See "Contract Fees and Charges," page 15.)



    MORTALITY AND EXPENSE RISK CHARGE -- Hartford applies a 1.50% per annum mortality and expense risk charge against all Contract Values held in the Separate Account for Contract Years 1-7. After Contract Year 7 or after the Annuity Commencement Date, whichever is earlier, the mortality and expense risk charge will decrease to 1.25% per annum of the Contract Values held in the Separate Account. (See "Contract Fees and Charges," page 15.)

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    PREMIUM TAX CHARGE -- On any Contract subject to a Premium Tax, Hartford may deduct the tax on a pro-rata basis from the Sub-Accounts at the time Hartford pays the tax to the applicable government authorities, at the time the Contract is surrendered, at the time Death Benefits are paid or on the Annuity Commencement Date. (See "Contract Fees and Charges," page 15).



    EXPENSES OF THE FUNDS -- The investment experience of each Sub-Account reflects the investment experience of the Fund whose shares it holds. The investment experience of each Fund, in turn, reflects its fees and other operating expenses. (See "Annual Fund Operating Expenses," page 5 of this Prospectus and the prospectus for the Funds attached hereto).


                            ANNUITY PAYMENT OPTIONS


    The following Annuity payment options are available under the Contract on either a fixed or variable basis: Life Annuity; Life Annuity with a Cash Refund; Life Annuity with Payments For a Period Certain; Joint and Last Survivor Life Annuity; Joint and Last Survivor Life Annuity with Payments for a Period Certain; and Payment for a Period Certain. In the absence of an Annuity payment option election, and depending on state law, the Contract Value (less applicable Premium Taxes) will be applied on the Annuity Commencement Date to provide a Fixed Annuity with payments guaranteed for 10 years. (See "Settlement Provisions," page 17.)


    In addition, the Annuity Proceeds Settlement Option is offered to a Beneficiary who elects to leave the Death Benefit in the Sub-Accounts.

                             HARTFORD, THE SEPARATE
                             ACCOUNT AND THE FUNDS

                           HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY

    Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Effective on January 1, 1998, the company changed its name from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.

                                HARTFORD RATINGS


                     EFFECTIVE
                       DATE
RATING AGENCY        OF RATING      RATING          BASIS OF RATING
-----------------  -------------  -----------  -------------------------
A.M. Best and                                  Financial soundness and
Company, Inc.....       9/9/97             A+  operating performance.
Standard &                                     Insurer financial
Poor's...........      1/23/98            AA   strength
Duff & Phelps....      1/23/98            AA+  Claims paying ability


                              SEPARATE ACCOUNT ONE

    The Separate Account was established on May 20, 1991. It is the Separate Account in which Hartford sets aside and invests the assets attributable to variable annuity Contracts, including the Contracts sold under this Prospectus. Separate Account assets are held by Hartford under a safekeeping arrangement. Although the Separate Account is an integral part of Hartford, it is registered as a unit investment trust under the 1940 Act. This registration does not, however, involve Commission supervision of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law.

    Your investment in the Separate Account is allocated to one or more Sub-Accounts as per your specifications. Each Sub-Account is invested exclusively in the assets of one underlying Fund. Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Commission.

    Premium Payments, less any applicable Premium Taxes, and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Fund at Net Asset Value determined as of the end of the Valuation Period during which the payments were received or the transfer made. All distributions from the Fund are reinvested at Net Asset Value. The value of your investment will therefore vary in accordance with the net income and fluctuation in the individual investments within the underlying Fund portfolio or portfolios. During the Variable Annuity payout period, both your Annuity payments and reserve values will vary in accordance with these factors.

    Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Contracts, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Contract Values allocated to the Separate Account is not affected by the rate of return of

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Hartford's General Account, nor by the investment performance of any of Hartford's other separate accounts. The Separate Account may be subject to liabilities arising from a Sub-Account of the Separate Account whose assets are attributable to other variable Annuity contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus. However, all obligations arising under the Contracts are general corporate obligations of Hartford.

    Hartford does not guarantee the investment results of the Separate Accounts or any of the underlying Funds. There is no assurance that the value of a Contract during the years prior to retirement or the aggregate amount of the variable Annuity payments will equal the total of Premium Payments made under the Contract. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying Funds' prospectus.

                                   THE FUNDS

    All of the Funds are sponsored by Hartford and are incorporated under the laws of the State of Maryland. HL Investment Advisors, Inc. ("HL Investment") serves as the investment adviser to each of the Funds. In addition, HL Investment has entered into investment service agreements with Wellington Management Company, LLP. ("Wellington Management") and The Hartford Investment Management Company ("HIMCO").


    Wellington Management is investment sub-adviser for the Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Global Leaders Fund, Hartford Growth and Income Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Small Company Fund, and Hartford Stock Fund. HIMCO is investment sub-adviser for the Hartford Bond Fund, Hartford High Yield Fund, Hartford Index Fund, Hartford Mortgage Securities Fund, and Hartford Money Market Fund.



    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses, and all other aspects of their operation is contained in the Funds' prospectus and Statement of Additional Information, which may be ordered from Hartford free of charge. The Funds' prospectus should be read in conjunction with this Prospectus before investing. The Funds may not be available in all states.


    The investment objective of each Fund is as follows:

 HARTFORD ADVISERS FUND

    Seeks maximum long term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments. The investment adviser will vary the investments of the Fund among equity and debt securities and money market instruments depending upon its analysis of market trends. Total rate of return consists of current income, including dividends, interest and discount accruals and capital appreciation.

 HARTFORD BOND FUND

    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's or "BB" by S&P) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."

 HARTFORD CAPITAL APPRECIATION FUND

    Seeks growth of capital by investing in equity securities and securities convertible into equity securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.

 HARTFORD DIVIDEND AND GROWTH FUND

    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.


 HARTFORD GLOBAL LEADERS



    Seeks growth of capital by investing primarily in equity securities issued by U.S. companies and non-U.S. companies.


 HARTFORD GROWTH AND INCOME FUND

    Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends.


 HARTFORD HIGH YIELD FUND



    Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective.


 HARTFORD INDEX FUND

    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*

 HARTFORD INTERNATIONAL ADVISERS FUND

    Seeks maximum long-term total return consistent with prudent investment risk by investing in a portfolio of equity,

* "STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P") AND S&P MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

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debt and money securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded by non-U.S. markets.

 HARTFORD INTERNATIONAL OPPORTUNITIES FUND

    Seeks growth of capital by investing primarily in equity securities.

 HARTFORD MIDCAP FUND

    Seeks long-term capital growth through capital appreciation by investing primarily in equity securities.

 HARTFORD MONEY MARKET FUND

    Seeks maximum current income consistent with liquidity and preservation of capital.

 HARTFORD MORTGAGE SECURITIES FUND

    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

 HARTFORD SMALL COMPANY FUND

    Seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

 HARTFORD STOCK FUND

    Seeks long-term growth of capital by investing primarily in equity-type securities.

    VOTING RIGHTS -- Hartford is the legal owner of all Fund shares held in the Separate Account. As the owner, Hartford has the right to vote at the Fund's shareholder meetings. However, to the extent required by federal securities laws or regulations, Hartford will:

1. Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner, and

2. Vote all Fund shares attributable to a Contract for which no voting instructions are received in the same proportion as shares for which instructions are received.

    If any federal securities laws or regulations, or their present interpretation, change to permit Hartford to vote Fund shares in its own right, Hartford may elect to do so.

    Hartford will notify you of any Fund shareholders' meeting if the shares held for your account may be voted at such meetings. Hartford will send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Fund shares held for your account.

    In connection with the voting of Fund shares held by it, Hartford will arrange for the handling and tallying of proxies received from Contract Owners. Hartford as such, shall have no right, except as described below provided, to vote any Fund shares held by it under the Contract which may be registered in its name or the names of its nominees. Hartford will, however, vote the Fund shares held by it in accordance with the instructions received from the Contract Owners for whose accounts the Fund shares are held. If a Contract Owner desires to attend any meeting at which shares held for the Contract Owner's benefit may be voted, the Contract Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contract Owner's account. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e. shares owned by Hartford) in the same proportion as it votes shares of that Fund for which it has received instructions. During the Annuity period under a Contract, the number of votes will decrease as the assets held to fund Annuity benefits decrease.

    The Funds are available only to serve as the underlying investment vehicles for variable annuity and variable life insurance contracts, including the Contracts described in this Prospectus, issued by Hartford. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity contract owners or to variable life insurance policy owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such contract owners and policy owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any expense related to the establishment of such separate funds.

    SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF INVESTMENTS -- Hartford retains the right, subject to any applicable law, to make certain changes to the investment options offered under the Contract. Hartford reserves the right to eliminate the shares of any of the Funds and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account, if the shares of the Funds are no longer available for investment, or, if in Hartford's judgment, investment in any Fund would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Contract Owner's interest in a Fund will not be made until Commission approval has been obtained and the Contract Owner has been notified of the change.

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    New Funds may be established at the discretion of Hartford. Any new Fund will be made available to existing Contract Owners on a basis to be determined by Hartford. Hartford may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts.

    In the event of any substitution or change, Hartford may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interest of persons having voting rights in the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

                              PERFORMANCE RELATED
                                  INFORMATION


    The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.



    All of the Sub-Accounts may include total return in advertisements or other sales material.



    When a Sub-Account advertises its standardized total return, it will be calculated to a date not earlier than the effective date of the Separate Account. This figure will usually be calculated for one year, five years, and ten years or some other relevant period if the Separate Account has not been in existence for one, five or ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.



    In addition to the standardized total return, the Sub-Account may advertise non-standardized total returns. This figure will usually be calculated for one year, 5 years, and 10 years or other relevant period if the Separate Account has not been in existence for one, five or ten years. This non-standardized total return is measured in the same manner as the standardized total return described above, except that the Annual Maintenance Fee is not deducted. Therefore, this non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.



    The Separate Account may also advertise non-standard total returns which pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.



    The Bond Fund, Mortgage Securities Fund and High Yield Fund Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.



    The Money Market Fund Sub-Account may advertise yield and effective yield. The yield of the Money Market Fund Sub-Account is based upon the income earned by the Sub-Account over a 7-day period and then annualized, i.e., the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.


    The Separate Account may also disclose yield, standard total return, and non-standard total return. For periods prior to the date the Separate Account commenced operations, performance information for the Sub-Accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-Accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-Accounts.

    Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                          DESCRIPTION OF THE CONTRACTS

                               CONTRACTS OFFERED

    The Contracts are individual or group tax-deferred Variable Annuity Contracts designed for retirement planning purposes and may be purchased by any individual, group or trust, including any trustee or custodian for a

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retirement plan qualified under Sections 401(a) or 403(a) of the Internal Revenue Code; annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code; Individual Retirement Annuities adopted according to Section 408 of the Code; employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Code ("Qualified Contracts").

                             PURCHASING A CONTRACT

    A prospective Contract Owner may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment to the Administrative Office of the Company. The maximum age for Annuitants on the Contract Issue Date is 85. Generally, the minimum Premium Payment is $20,000. Thereafter, the minimum Premium Payment is $500. Certain plans may be allowed to make smaller periodic payments. Unless Hartford gives its prior approval, it will not accept a Premium Payment in excess of $1,000,000. Each Premium Payment may be split among the various Sub-Accounts subject to minimum amounts then in effect. Hartford will send Contract Owners a confirmation notice upon receipt and acceptance of the Contract Owner's Premium Payment.

                         RIGHT TO EXAMINE THE CONTRACT

    If you are not satisfied with your purchase, you may cancel the Contract by returning it within 10 days (or longer in some states) after you receive it. A written request for cancellation must accompany the Contract. In such event, Hartford will, without deduction for any charges normally assessed thereunder, pay you an amount equal to the Contract Value plus any applicable Premium Tax on the date of receipt of the request for cancellation. You bear the investment risk during the period prior to Hartford's receipt of request for cancellation. Hartford will refund the premium paid only for Individual Retirement Annuities (if returned within seven days of receipt) and in those states where required by law.

                            CREDITING AND ALLOCATING
                              THE PREMIUM PAYMENT

    The initial Premium Payment, less any applicable Premium Tax, will be credited to your Contract within 2 business days of receipt of the initial Premium Payment and a properly completed application or an order to purchase a Contract by Hartford at the Administrative Office of the Company. It will be credited to the Sub-Account(s) in accordance with your election. If the application, order request, or other required information is incomplete when received, Hartford reserves the right to retain the Premium Payment for up to five business days while it attempts to complete the information. If the information cannot be made complete within 5 business days, the applicant will be informed of the reasons for the delay and the Premium Payment will be returned unless the applicant specifically consents to Hartford retaining the Premium Payment until the information is made complete. The Premium Payment will then be allocated within two business days after receipt of the complete information.

    Subsequent Premium Payments received by Hartford in the Administrative Office of the Company, or other designated administrative offices are priced on the Valuation Day prior to the close of the New York Stock Exchange (generally 4:00 p.m. E.T.). Unless otherwise specified, Hartford will allocate any subsequent Premium Payment to Sub-Accounts in accordance with the most recent premium allocation instructions received by Hartford.

                      CONTRACT VALUE -- BEFORE THE ANNUITY
                               COMMENCEMENT DATE

    SUB-ACCOUNT VALUE -- The Contract Value is the sum of all Sub-Account Values and therefore reflects the investment performance of the Sub-Accounts to which it is allocated. The Sub-Account Value for any Sub-Account as of the Contract Issue Date is equal to the amount of the Premium Payment allocated to that Sub-Account. The Sub-Account Value for a Contract is determined on any given day by the multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for that Sub-Account. Therefore, on any Valuation Day the Contract Owner's Sub-Account Value reflects any variation of the interest income, dividends, net capital gains or losses, realized or unrealized, and any amounts transferred into or out of that Sub-Account.

    ACCUMULATION UNITS -- The portions of the Premium Payments allocated to a Sub-Account or amounts of Contract Value transferred to a Sub-Account are converted into Accumulation Units. For any Contract, the number of Accumulation Units credited to a Sub-Account is determined by dividing the dollar amount directed to the Sub-Account by the value of the Accumulation Unit for that Sub-Account for the Valuation Day as of which the portion of the Premium Payment or transferred Contract Value is invested in the Sub-Account. Transferred Contract Value is invested in a Sub-Account as of the end of the Valuation Period during which the transfer request was received. Therefore, a Premium Payment or portion of a Premium Payment allocated to or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract.

    Surrenders, transfers out of a Sub-Account, the death of any Contract Owner or the Annuitant before the Annuity Commencement Date, and the application of Contract Value less Premium Tax to an Annuity payment option on

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the Annuity Calculation Date all result in a decrease in the number of Accumulation Units of one or more Sub-Accounts. Accumulation Units are valued as of the end of the Valuation Period.

    The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $1 when the Sub-Account began operations. Thereafter, the Accumulation Unit value for each Sub-Account will equal (a) the Accumulation Unit value at the end of the preceding Valuation Day multiplied by (b) the Net Investment Factor for the Valuation Day for which the Accumulation Unit value is being calculated. (See "Net Investment Factor," below.)

    The Sub-Account Value as of each Valuation Day is then determined by multiplying: (a) the number of Accumulation Units in the Sub-Account by (b) the Accumulation Unit value for that Sub-Account as of that Valuation Day.

    You will be advised, at least semiannually, of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, and the total value of your Contract.

    THE NET INVESTMENT FACTOR (BEFORE AND AFTER THE ANNUITY COMMENCEMENT DATE) -- The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the Net Investment Factor reflects the investment performance of the Fund in which that Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. The Net Investment Factor is calculated by dividing (a) by (b) and subtracting (c) from the result, where:

(a) is the Net Asset Value of the Fund held in that Sub-Account, determined at the end of the current Valuation Period (plus the per share amount of any dividends or capital gains distributions made by the Fund in that Sub-Account);

(b) is the Net Asset Value of the Fund held in the Sub-Account, determined at the beginning of the Valuation Period;

(c) is a daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period.

                  SUB-ACCOUNT VALUE TRANSFERS BEFORE AND AFTER
                         THE ANNUITY COMMENCEMENT DATE

    You may transfer your Sub-Account Values from one or more Sub-Accounts to another Sub-Account free of charge. However, Hartford reserves the right to limit the number of transfers to 12 per Contract Year, with no 2 transfers occurring on consecutive Valuation Days. Transfers by telephone may be made by a Contract Owner or by the attorney-in-fact pursuant to a power of attorney by calling Hartford at (800) 862-6668 or by the agent of record by calling (800) 862-7155. Telephone transfers may not be permitted by some states.

    The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

    Hartford may permit the Contract Owner to preauthorize transfers among Sub-Accounts and between Sub-Accounts under certain circumstances. Transfers between the Sub-Accounts may be made both before and after the Annuity Commencement Date. Generally, the minimum allocation to any Sub-Account may not be less than $500. All percentage (%) allocations must be in whole numbers (e.g., 1%). No minimum balance is presently required in any Sub-Account.

    It is the responsibility of the Contract Owner to verify the accuracy of all confirmations of transfers and to promptly advise Hartford of any inaccuracies within 30 days of receipt of the confirmation.

    Subject to the exceptions set forth in the following paragraph, the right to reallocate Contract Values is subject to modification if Hartford determines, in its sole opinion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts by a Contract Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Hartford to be to the disadvantage of other Contract Owners.

    Currently, and with respect to Contracts issued in all states, the only restriction in effect is that Hartford will not accept instructions from agents acting under a power of attorney of multiple Contract Owners whose accounts aggregate more than $2 million, unless the agent has entered into a third party transfer services agreement with Hartford.

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                                   SURRENDERS

    FULL SURRENDERS PRIOR TO THE ANNUITY COMMENCEMENT DATE -- At any time prior to the Annuity Commencement Date, the Contract Owner has the right to fully surrender the Contract. In such event, the Surrender Value of the Contract may be taken in the form of a lump sum cash settlement. With the exception of Annuity payment options 6 and 7, no surrenders are permitted after the Annuity Commencement Date.

    The Surrender Value of the Contract is equal to the Contract Value less any Premium Taxes, and the Annual Maintenance Fee, if applicable. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

    PARTIAL SURRENDERS PRIOR TO THE ANNUITY COMMENCEMENT DATE -- The Contract Owner may make a partial surrender of Contract Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least equal to Hartford's minimum amount rules then in effect. Additionally, if the remaining Contract Value following a surrender is less than $500, Hartford may terminate the Contract and pay the Surrender Value. For Contracts issued in Texas, the Contract will not be terminated when the remaining Contract Value after a surrender is less than $500 unless there were no Premium Payments made during the previous 2 Contract Years.

    When requesting a partial surrender, you should specify the Sub-Account(s) from which the partial surrender will be taken. Otherwise, the surrender will be effected on a pro rata basis according to the value in each Sub-Account.

    Hartford may permit the Contract Owner to preauthorize partial surrenders subject to certain limitations then in effect.

    SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- A Contract Owner may fully surrender the Contract on or after the Annuity Commencement Date if the Payment For a Period Certain Annuity payment option or if the Annuity Proceeds Settlement Option is in effect. Under the Payments For a Period Certain option, Hartford pays the Contract Owner the Commuted Value upon surrender. This surrender charge is computed as of the date Hartford receives the written request for surrender at the Administrative Office of the Company. No partial surrenders are permitted after the Annuity Commencement Date.

    A Contract Owner may request in writing a partial and full surrender of the Contract. Partial surrenders may be requested by telephone provided certain requirements are met. (See "Telephone Surrender Privileges," below.)


    CONTRACT OWNERS SHOULD CONSULT THEIR TAX ADVISER REGARDING THE TAX CONSEQUENCES OF A SURRENDER -- A surrender made before age 59 1/2 may result in adverse tax consequences, including the imposition of a penalty tax of 10% of the taxable portion of the Surrender Value. See "Federal Tax Considerations," page 21.)


    TELEPHONE SURRENDER PRIVILEGES -- Hartford permits partial surrenders by telephone subject to dollar amount limitations in effect at the time a Contract Owner requests the surrender. To request partial surrenders by telephone, a Contract Owner must have completed and returned to Hartford a Telephone Redemption Program Enrollment Form authorizing telephone surrenders. If there are joint Contract Owners, both must authorize Hartford to accept telephone instructions and agree that Hartford may accept telephone instructions for partial surrenders from either Contract Owner. Partial surrender requests will not be honored until Hartford receives all required documents in proper form.

    Telephone authorization will remain valid until (a) Hartford receives written notice of revocation by a Contract Owner, or, in the case of joint Contract Owners, written notice from either Contract Owner; (b) Hartford discontinues the privilege; or (c) Hartford has reason to believe that a Contract Owner has entered into a market timing agreement with an investment adviser and/or broker/dealer.

    Hartford may record any telephone calls to verify data concerning transactions and may adopt other procedures to confirm that telephone instructions are genuine. Hartford will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

    In order to obtain that day's unit values on surrender, Hartford must receive telephone surrender instructions prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m.).

    Hartford may modify, suspend, or terminate telephone transaction privileges at any time.

    PAYMENT OF SURRENDER AMOUNTS -- Payment of any request for a full or partial surrender from the Sub-Accounts will be made as soon as possible and in any event no later than seven days after the written request is received by Hartford at the Administrative Office of the Company.

    There may be postponement in the payment of Surrender Amounts whenever (a) the New York Stock Exchange is closed; (b) trading on the New York Stock Exchange is restricted as determined by the Commission; (c) the Commission permits postponement and so orders; or (d) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    CERTAIN QUALIFIED CONTRACT SURRENDERS -- THERE ARE CERTAIN RESTRICTIONS ON

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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SECTION 403(b) TAX SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/ EMPLOYEE HAS
A) ATTAINED AGE 59 1/2, B) SEPARATED FROM SERVICE, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED FOR HARDSHIPS PRIOR TO AGE 59 1/2).

    DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.

    HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY FOR DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 CONTRACT VALUES.


    ANY SUCH FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX-QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH HIS OR HER TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS," PAGE 21.)


                           CONTRACT FEES AND CHARGES

    MORTALITY AND EXPENSE RISK CHARGE -- Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hartford's actual mortality experience before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hartford.

    During Contract Years 1-7, Hartford will, for assuming these risks under the Contracts, make a daily charge at the rate of 1.50% per annum against all Contract Values (estimated at .95% for mortality and .55% for expense). After Contract Year 7 or upon the Annuity Commencement Date, whichever is earlier, Hartford will make a daily charge of 1.25% per annum (estimated at .90% for mortality and .35% for expense) against all Sub-Account Values.

    The mortality undertaking provided by Hartford under the Contracts, assuming the selection of one of the forms of life Annuities, is to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table projected to the year 2000 using Projection Scale G and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of a minimum Death Benefit under the Contract.

    The mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its Contract obligations. Hartford will bear the loss in such a situation. Also, in the event of the death of an Annuitant or Contract Owner before the Annuity Commencement Date, whichever is earlier, Hartford can, in periods of declining value, experience a loss resulting from the assumption of the mortality risk relative to the guaranteed Death Benefit.

    In providing an expense undertaking, Hartford assumes the risk that the Annual Maintenance Fee for maintaining the Contracts prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

    ANNUAL MAINTENANCE FEE -- Each year, on each Contract Anniversary on or before the Annuity Commencement Date, Hartford will deduct an Annual Maintenance Fee, if applicable, from Contract Values to reimburse it for expenses relating to the maintenance of the Contract and the Sub-Account(s) thereunder. The Annual Maintenance Fee is $30 per Contract Year for Contracts with less than $50,000 Contract Value on the Contract Anniversary. If, during a Contract Year, the Contract is surrendered for its full value, Hartford will deduct the Annual Maintenance Fee, if applicable, at the time of such surrender. The fee is a flat fee which will be due in the full amount regardless of the time of the Contract Year that Contract Values are surrendered. The deduction will be made pro rata according to the value in each Sub-Account under a Contract.

    The types of expenses covered by the Annual Maintenance Fee include, but are not limited to, expenses of issuing the Contract and expenses for confirmations, Contract quarterly statements, processing of transfers and surrenders, responding to Contract Owner inquiries, reconciling and depositing cash receipts, calculation and monitoring daily Sub-Account unit values, Separate Account reporting, including semiannual and annual reports and mailing and tabulation of shareholder proxy solicitations.

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    Hartford reserves the right to waive the Annual Maintenance Fee under certain conditions.

    PREMIUM TAXES -- A deduction is also made for Premium Tax, if applicable, imposed by a federal, state or other governmental entity. Certain states impose a Premium Tax, currently ranging up to 4%. Some states assess the tax at the time Premium Payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes at the time imposed under applicable law. At its sole discretion, Hartford may deduct Premium Taxes at the time Hartford pays such taxes to the applicable government authorities, at the time the Contract is surrendered, at the time the Death Benefit is paid, or on the Annuity Commencement Date.

    EXCEPTIONS TO CHARGES UNDER THE CONTRACT -- Hartford may offer, in its discretion, reduced fees and charges including, but not limited to, the mortality and expense risk charge and the Annual Maintenance Fee for certain sales (including employer sponsored savings plans) under circumstances which may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

                            DEATH BEFORE THE ANNUITY
                               COMMENCEMENT DATE

    If the Contract Owner or the Annuitant dies before the Annuity Commencement Date, Hartford will pay a Death Benefit.

    If the deceased had not attained age 81, the Death Benefit is the greatest of:

(a) the Contract Value, or

(b) 100% of the total Premium Payments made to such Contract, reduced by any prior surrenders, or

(c) the Maximum Anniversary Value immediately preceding the date of death.

    The Maximum Anniversary Value is equal to the greatest Contract Anniversary value attained from the following: Hartford will calculate a Contract Anniversary value for each Contract Anniversary prior to the deceased's attained age 81. The Contract Anniversary value is equal to the Contract Value on a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.

    If the deceased had attained age 81, then the Death Benefit is the greatest of:

(a) the Contract Value, or

(b) 100% of the total Premium Payments made to such Contract, reduced by any prior surrenders, or

(c) the Maximum Anniversary Value at the deceased's attained age 80, reduced by any prior surrenders and increased by premiums paid.

    If the Contract Owner or Annuitant dies before the Annuity Commencement Date and a Death Benefit is payable to the Beneficiary, the Death Benefit will be calculated as of the date Hartford receives written notification of Due Proof of Death. Any Annuity payments made or after the date of death, but before receipt of written notification of Due Proof of Death will be recovered by Hartford from the Payee.


    The calculated Death Benefit will remain invested in the Separate Account in accordance with the last allocation instructions given by the Contract Owner until the proceeds are paid or Hartford receives new settlement instructions from the Beneficiary. During the time period between Hartford's receipt of written notification of Due Proof of Death and Hartford's receipt of the complete settlement instructions, the calculated Death Benefit will remain invested in the Sub-Account(s) previously elected by the Contract Owner and will be subject to market fluctuations.


    IF THE CONTRACT OWNER DIES before the Annuity Commencement Date, any surviving joint Contract Owner becomes the Beneficiary. If there is no surviving joint Contract Owner, the designated Beneficiary will be the Beneficiary. If the Contract Owner's spouse is the sole Beneficiary and the Annuitant is living, the spouse may elect, in lieu of receiving the Contract Value, to be treated as the Contract Owner. If no Beneficiary designation is in effect or if the Beneficiary has predeceased the Contract Owner, the Contract Owner's estate will be the Beneficiary.

    IF THE ANNUITANT DIES before the Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If either (a) there is no Contingent Annuitant, (b) the Contingent Annuitant predeceases the Annuitant, or (c) if any sole Contract Owner dies before the Annuity Commencement Date, the Beneficiary, as determined under the Contract control provisions, will receive the Death Benefit. However, if the Annuitant dies prior to the Annuity Commencement Date and the Contract Owner is living, the Contract Owner shall be the Beneficiary. In that case, the rights of any designated Beneficiary shall be void.

                         DEATH ON OR AFTER THE ANNUITY
                               COMMENCEMENT DATE

    If the Annuitant dies on or after the Annuity Commencement Date, Hartford will pay the Death Benefit under the following Annuity payment options: Life Annuity with Cash Refund and Life Annuity with Payment for a Period Certain.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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    PAYMENT FOR A PERIOD CERTAIN -- The Death Benefit on or after the Annuity Commencement Date, under the Payment for a Period Certain Annuity payment option is as follows:

    IF THE ANNUITANT DIES on or after the Annuity Commencement Date, the Beneficiary will have the option of having payments continue to the Beneficiary for the remainder of the period or taking the Death Benefit in one sum. If the Beneficiary opts to take the Death Benefit in one sum, the Death Benefit will equal the Commuted Value.

    IF A CONTRACT OWNER WHO IS NOT THE ANNUITANT DIES on or after the Annuity Commencement Date, any surviving joint Contract Owner becomes the sole Contract Owner. If there is no surviving Contract Owner, the Beneficiary becomes the new Contract Owner. If any Contract Owner dies, the remaining Annuity payments will be distributed at least as rapidly as under the method of distribution being used as of the date of such death.
    LIFE ANNUITY WITH CASH REFUND -- The Death Benefit on or after the Annuity Commencement Date, under the Life Annuity with Cash Refund Annuity payment option equals the Contract Value less Premium Tax used to purchase Annuity Units on the Annuity Calculation Date minus the sum of all Annuity payments made.

                    DISTRIBUTION REQUIREMENTS: PRIOR TO THE
                           ANNUITY COMMENCEMENT DATE

    The Death Benefit will be distributed based on the Contract Owner's or Annuitant's date of death and the Beneficiary's election:

(a) in a single lump sum, within 5 years from the death

(b) under an Annuity payment option provided that:

    (1) Annuity payments begin within one year of the date of death, and

    (2) Annuity payments are made in substantially equal installments over the life of the Beneficiary, or

    (3) Annuity payments are made in substantially equal installments over a period not greater than the life expectancy of the Beneficiary;


(c) if the sole Beneficiary is the spouse of the deceased Contract Owner, he or she may by written notice within one year of the Contract Owner's death, elect to continue the Contract as the new Contract Owner. If the spouse so elects, all of his or her rights as Beneficiary cease and if the deceased Contract Owner was also the sole Annuitant and appointed no Contingent Annuitant, he or she will become the Annuitant (for qualified plans, see "Appendix I," page 27); or


(d) if the Contract Owner is not an individual, then the "primary Annuitant" shall be treated as the Contract Owner under (a) and (b) above. For this purpose, the "primary Annuitant" means the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

    The Death Benefit will only be paid after Hartford has received Due Proof of Death.

    There may be postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, including for holidays and weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

                             SETTLEMENT PROVISIONS

    You select an Annuity Commencement Date and an Annuity payment option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the end of Annuitant's age 90 or the end of Contract Year 10, whichever is later. (If the Contract is sold as part of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the end of the Annuitant's age 100.) The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any change must be at least 30 days prior to the date on which Annuity payments are scheduled to begin.

    The Contract contains the 6 Annuity payment options described below and Option 7, the Annuity Proceeds Settlement Option. Annuity payment options 3, 5, 6 and Annuity Proceeds Settlement Option 7 are each available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Hartford. With respect to Non-Qualified Contracts, if you do not elect otherwise, Fixed Annuity payments will automatically begin on the Annuity Commencement Date under Annuity payment option 3 with Annuity payments guaranteed for 10 years. For Qualified Contracts and Contracts issued in Texas, if you do not elect otherwise, Fixed Annuity payments will begin automatically on the Annuity Commencement Date, under option 1 to provide a life Annuity.

    With the exception of Annuity payment option 6, no surrenders are permitted after Annuity payments commence.

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                            ANNUITY PAYMENT OPTIONS

    OPTION 1 -- Life Annuity -- Hartford makes Annuity payments for as long as the Annuitant lives. Under this option, a Payee would receive only one Annuity payment if the Annuitant dies after the first such payment, two Annuity payments if the Annuitant dies after the second payment, etc.

    OPTION 2 -- Life Annuity with a Cash Refund -- Hartford makes Variable Annuity payments as long as the Annuitant lives. If the Annuitant dies and the sum of all Annuity payments made are less than the Contract Value less Premium Tax used to purchase Annuity Units on the Annuity Calculation Date, the Beneficiary is entitled to a Death Benefit. The Death Benefit equals the Contract Value less Premium Tax on the Annuity Calculation Date minus the sum of all Annuity payments made. This option is only available when for Variable Annuity payment using the 5% A.I.R.


    OPTION 3 -- Life Annuity with Payments for a Period Certain -- Hartford makes Annuity payments for as long as the Annuitant lives. At the time this option is selected, the Contract Owner must select a specific number of years (a minimum of 5 years and maximum of 100 minus the Annuitant's age). If the Annuitant dies before the specified number of years has passed, the Beneficiary will have the option of either having the payments continue to the Beneficiary for the remainder of the period or receiving the present value of the remaining payments in one sum. Some restrictions apply to Qualified Contracts with regards to the specified number of years for which payments are guaranteed. (See first paragraph under "Settlement Provisions," page 17.)


    OPTION 4 -- Joint and Last Survivor Life Annuity -- Hartford makes Annuity payments while the Annuitant and Joint Annuitant are living. After the death of either Annuitant, payments continue for as long as the other Annuitant lives. Under this option, a Payee would receive only one Annuity payment if the Annuitant and Joint Annuitant die after the first such payment, etc. At the time of purchase the Contract Owner must elect to have Annuity payments after the death of the first Annuitant made in amounts equal to 100%, 66.67% or 50% of the amount that would otherwise be paid.


    OPTION 5 -- Joint and Last Survivor Life Annuity with Payments for a Period Certain -- Hartford makes Annuity payments to the Payee while the Annuitant and Joint Annuitant are living. After the death of either Annuitant, Annuity payments continue to the Payee for as long as the Joint Annuitant lives. At the time of purchase, the Contract Owner must elect to have Annuity payments after the death of the first Annuitant made in amounts equal to 100%, 66.67% or 50% of the amount that would otherwise be paid. At the time this Option is selected, the Contract Owner must select a specific number of years (a minimum of five years and maximum of 100 minus the younger Annuitant's age). If the Annuitant and Joint Annuitant die before the specified number of years has passed, the Beneficiary will have the option of either having the payments continue to the Beneficiary for the remainder of the period or receiving the present value of the remaining payments in one sum. Some restrictions apply to Qualified Contracts with regards to the specified number of years for which payments are guaranteed. (See first paragraph under "Settlement Provisions," page 17.)



    OPTION 6 -- Payments for a Period Certain -- Hartford makes Annuity payments for the number of years (a minimum of 5 years and maximum of 100 minus the Annuitants age) selected by the Contract Owner. If the Annuitant dies before the specified number of years has passed, Annuity payments to the Beneficiary will continue until the specified number of years has elapsed. After the death of the Annuitant, the Beneficiary will have the option of either having the payments continue to the Beneficiary for the remainder of the period or receiving the present value of the remaining payments in one sum. Some restrictions apply to Qualified Contracts with regards to the specified number of years for which payments are guaranteed. (See first paragraph under "Settlement Provisions," page 17.)


                       ANNUITY PROCEEDS SETTLEMENT OPTION

    OPTION 7 -- Annuity Proceeds Settlement Option -- Proceeds from the Death Benefit may be left with Hartford for a period not to exceed 5 years from the date of the Contract Owner's death prior to the Annuity Commencement Date. These proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial surrenders may be made at any time. In the event of surrenders, the remaining value will equal the Contract Value of the proceeds left with Hartford, minus any surrenders. This option may not be available under certain Contracts issued in connection with Qualified Plans.

    Hartford may offer other Annuity payment options from time to time.

    VARIABLE AND FIXED ANNUITY PAYMENTS -- When an Annuity is effected under a Contract, unless otherwise specified, Contract Values (less applicable Premium Taxes) held in the Sub-Accounts will be applied to provide a Variable Annuity based on the pro rata amount in the various Sub-Accounts. YOU SHOULD CONSIDER THE QUESTION OF ALLOCATION OF CONTRACT VALUES (LESS APPLICABLE PREMIUM TAXES) AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT OF HARTFORD TO MAKE CERTAIN THAT ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR NEEDS FOR RETIREMENT.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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    The minimum Annuity payment is $50. No election may be made which results in a first payment of less than $50. If at any time Annuity payments are or become less than $50, Hartford has the right to change the frequency of payment to intervals that will result in payments of at least $50.

    When Annuity payments are to commence, the value of the Contract is determined as the sum of the product of the value of the Accumulation Unit of each Sub-Account on that same day, and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

    All Annuity payments under any option will occur the same day of the month as the Annuity Commencement Date, based on the payment frequency selected by the Contract Owner. Available payment frequencies include monthly, quarterly, semi-annual and annual. The payment frequency may not be charged after payout has begun.

                      ANNUITY CALCULATION DATE AND ANNUITY
                               COMMENCEMENT DATE

    The Contract Owner selects the Annuity Commencement Date in the application or order request. The Annuity Calculation Date will be no more than five Valuation Days before the Annuity Commencement Date. The Contract Value less any applicable Premium Tax is applied to purchase Annuity Units of the Sub-Accounts selected by the Contract Owner as of the Annuity Calculation Date. The first Annuity payment is computed using the value of such Annuity Units as of the Annuity Calculation Date.

                              INCOME PAYMENT DATES

    All Annuity payments after the first Annuity payment are computed and payable as of the Income Payment Dates. These dates are the same day of the month as the Annuity Commencement Date based on the Annuity payment frequency selected by the Contract Owner and shown on the specification page of the Contract. Available Annuity payment frequencies includes monthly, quarterly, semi-annual and annual. The Annuity payment frequency may not be changed once selected by the Contract Owner.

    In the event that the Contract Owner does not select a payment frequency, Annuity payments will be made monthly.

                           VARIABLE ANNUITY PAYMENTS

    THE FIRST VARIABLE ANNUITY PAYMENT -- Variable Annuity payments are periodic payments from Hartford to the designated Payee, the amount of which varies from one Income Payment Date to the next as a function of the net investment performance of the Sub-Accounts selected by the Contract Owner to support such Annuity payments. The dollar amount of the first Variable Annuity payment depends on the Annuity payment option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount of Contract Value applied to purchase the Annuity payments, and the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table using projection scale G projected to the year 2000 and an AIR of not less than 3.0%.

    The dollar amount of the first Variable Annuity payment attributable to each Sub-Account is determined by dividing the dollar amount of the Contract Value less applicable Premium Tax applied to that Sub-Account on the Annuity Calculation Date by $1,000 and multiplying the result by the payment factor in the Contract for the selected Annuity payment option. The dollar value of the first Variable Annuity payment is the sum of the first Variable Annuity payments attributable to each Sub-Account.

    ANNUITY UNITS -- The number of Annuity Units attributable to a Sub-Account is derived by dividing the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value for that Sub-Account for the Valuation Period ending on the Annuity Calculation Date or during which the Annuity Calculation Date falls if the Valuation Period does not end on such date. The number of Annuity Units attributable to each Sub-Account under a Contract remains fixed unless there is a transfer of Annuity Units between Sub-Accounts.

    SUBSEQUENT VARIABLE ANNUITY PAYMENTS -- The dollar amount of each subsequent Variable Annuity payment attributable to each Sub-Account is calculated on the Income Payment Date. It is determined by multiplying (a) by (b) and adding (c), where:

(a) is the number of Annuity Units of each Sub-Account credited under the Contract

(b) is the Annuity Unit value (described below) for that Sub-Account; and

(c) is the results of each Sub-Account calculation.

    The total subsequent Variable Annuity payments equal the sum of the amounts attributable to each Sub-Account.

    Notwithstanding the foregoing, when an Income Payment Date would fall on a day that is not a Valuation Day, the Income Payment is computed as of the next Valuation Day. If the date of the month elected does not occur in a given month, i.e., the 29th, 30th, or 31st of a month, the payments will be computed as of the last Valuation Day of the month.

    The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

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(a) is the Net Investment Factor for the Valuation Period for which the Annuity Unit value is being calculated;

(b) is the Annuity Unit value for the preceding Valuation Period; and

(c) is the Annuity Unit Factor.

    The Annuity Unit Factor neutralizes the AIR percentage (3%, 5%, or 6%). The daily Annuity Unit Factor corresponding to the AIR percentages of 3%, 5%, and 6% are 0.999919, 0.999866, and 0.999840, respectively.

    THE ASSUMED INVESTMENT RETURN (AIR) -- The Annuity Unit value will increase or decrease from one Income Payment Date to the next in direct proportion to the net investment return of the Sub-Account or Sub-Accounts supporting the Variable Annuity payments, less an adjustment to neutralize the selected AIR. Dividing what would otherwise be the Annuity Unit value by the AIR factor is necessary in order to adjust the change in the Annuity Unit value (resulting from the Net Investment Factor) so that the Annuity Unit value only changes to the extent that the Net Investment Factor represents a rate of return greater than or less than the AIR selected by the Contract Owner. Without this adjustment, the Net Investment Factor would decrease the Annuity Unit value to the extent that such value represented an annualized rate of return of less than 0.0% and increase the Annuity Unit value to the extent that such value represented an annualized rate of return of greater than 0.0%.

    Subject to state approval, the Contract permits Contract Owners to select one of three AIRs: 3%, 5% or 6%. A higher AIR will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (minus any deductions and expenses) exceeds the AIR, and a more rapid drop in subsequent payments when actual investment performance (minus any deductions and expenses) is less than the AIR. The following examples may help clarify the impact of selecting one AIR over another:

1. If a Contract Owner selects a 3% AIR and if the net investment return of the Sub-Account for an Annuity payment period is equal to the pro-rated portion of the 3% AIR, the Variable Annuity payment attributable to that Sub-Account for that period will equal the Annuity payment for the prior period. To the extent that such net investment return exceeds an annualized rate of return of 3% for a payment period, the Annuity payment for that period will be greater than the Annuity payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3%, the Annuity payment for that period will be less than the Annuity payment for the prior period.

2. If a Contract Owner selects a 5% AIR and if the net investment return of the Sub-Account for an Annuity payment period is equal to the pro-rated portion of the 5% AIR, the Variable Annuity payment attributable to that Sub-Account for that period will equal the Annuity payment for the prior period. To the extent that such net investment return exceeds an annualized rate of return of 5% for a payment period, the Annuity payment for that period will be greater than the Annuity payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 5%, the Annuity payment for that period will be less than the Annuity payment for the prior period.

3. If a Contract Owner selects a 6% AIR and if the net investment return of the Sub-Account for an Annuity payment period is equal to the pro-rated portion of the 6% AIR, the Variable Annuity payment attributable to that Sub-Account for that period will equal the Annuity payment for the prior period. To the extent that such net investment return exceeds an annualized rate of return of 6% for a payment period, the Annuity payment for that period will be greater than the Annuity Payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 6%, the Annuity payment for that period will be less than the Annuity payment for the prior period.

    LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE RETURNS REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.


    EXCHANGE ("TRANSFER") OF ANNUITY UNITS -- After the Annuity Calculation Date, the Contract Owner may exchange (i.e., "transfer") the dollar value of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the transfer, the dollar amount of a Variable Annuity payment generated from the Annuity Units of either Sub-Account would be the same. Transfers are executed as of the day Hartford receives a written request for a transfer. For guidelines refer to "Sub-Account Value Transfers Before and After the Annuity Commencement Date," page 13.


    FIXED ANNUITY -- Fixed Annuity payments are determined at annuitization by multiplying the Contract Value (less applicable Premium Taxes) by a rate to be determined by Hartford which is no less than the rate specified in the Fixed Annuity option tables in the Contract. The Annuity payment will remain level for the duration of the Annuity. Any Fixed Annuity allocation may not be changed.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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                        ADDITIONAL CONTRACT INFORMATION

                                   ASSIGNMENT

    Ownership of a Contract described herein is generally assignable. However, if the Contracts are issued pursuant to some form of Qualified Plan, it is possible that the ownership of the Contracts may not be transferred or assigned depending on the type of qualified retirement plan involved. An assignment of a Non-Qualified Contract may be deemed a distribution which subjects the assignment proceeds to income taxes and certain penalty taxes.

                           MISSTATEMENT OF AGE OR SEX

    If the Annuitant's stated age and/or sex in the Contract are incorrect, Hartford will change the benefits payable to those which the Premium Payments would have purchased for the correct age and sex. Sex is not a factor when Annuity Benefits are based on unisex annuity payment rate tables. If Annuity payments were made based on incorrect age or sex, we will increase or reduce a later Annuity payment or payments to adjust for the error. Any adjustment will include interest, at a rate of 4% per year, from the date of wrong payment to the date the adjustment is made.

                             CONTRACT MODIFICATION

    Hartford reserves the right to modify the Contract, but only if such modification: (a) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (b) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (c) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s) or (d) provides additional Separate Account options or (e) withdraws Separate Account options. In the event of any such modification Hartford will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement to the Contract to reflect such modification.

                           FEDERAL TAX CONSIDERATIONS

    What are some of the federal tax consequences which affect these Contracts?

  A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.


    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I, commencing on page 27, is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.


  B. TAXATION OF HARTFORD AND
     THE SEPARATE ACCOUNT


    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Contract Value -- Before the Annuity Commencement Date" commencing on page 12). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.


    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

  C. TAXATION OF ANNUITIES -- GENERAL
     PROVISIONS AFFECTING PURCHASERS OTHER
     THAN QUALIFIED RETIREMENT PLANS

    Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

    Section 72 contains provisions for Contract Owners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual

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net increase in the value of the Contract is currently includable in the gross income of a non-natural person unless the non-natural person holds the Contract as an agent for a natural person. There is an exception from current inclusion for certain annuities held in tax-qualified retirement arrangements, certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated tax-qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

    If the Contract Owner is not an individual, the primary Annuitant shall be treated as the Contract Owner for purposes of making distributions which are required to be made upon the death of the Contract Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Contract Owner.

 2. OTHER CERTIFICATE OWNERS (NATURAL PERSONS).

    A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

 i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Certificate shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

    B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT
      DATE.

    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

 i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    C. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

    Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts

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held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

    D. 10% PENALTY TAX -- APPLICABLE TO CERTAIN
      WITHDRAWALS AND ANNUITY PAYMENTS.

 i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a premature distribution penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the Contract Owner has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a Contract Owner's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and the Contract Owner's Beneficiary).

    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

    E. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED
      THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR
      LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO
      AUGUST 14, 1982.

    If the Contract was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

    F. REQUIRED DISTRIBUTIONS.

i.  Death of Certificate Owner or Primary Annuitant

Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

    3.  If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements

     If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

 iii. Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and

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    the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above.

 3. DIVERSIFICATION REQUIREMENTS.

    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner for tax purposes. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, could cause the contract owner to be treated as the owner of the assets for tax purposes.

    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.

  D. FEDERAL INCOME TAX WITHHOLDING

    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

 1. NON-PERIODIC DISTRIBUTIONS.

    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.

 2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A
    PERIOD GREATER THAN ONE YEAR).

    The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions unless the recipient elects otherwise. A recipient may elect not to have income taxes withheld or to have income taxes withheld at a different rate by providing a

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completed election form. Election forms will be provided at the time distributions are requested.

  E. GENERAL PROVISIONS AFFECTING
     TAX-QUALIFIED RETIREMENT PLANS


    The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I commencing on page 27 for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.


  F. ANNUITY PURCHASES BY NONRESIDENT
    ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                               OTHER INFORMATION

                         DISTRIBUTION OF THE CONTRACTS


    Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Hartford. Hartford's parent company indirectly owns 100% of HSD. The principal business address of HSD is the same as that of Hartford.


    The securities will be sold by salespersons of HSD who represent Hartford as insurance and by variable annuity agents who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

    HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

    Commissions will be paid by Hartford and will not be more than 1% of Premium Payments. Trail commissions of 1% annually will be paid on a quarterly basis beginning after the first Contract Year. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

    Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this Prospectus.

    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or Contract Owners to purchase, hold or surrender variable insurance products.

    The securities may also be sold directly to employees of Hartford and Hartford Fire Insurance Company, an affiliate of Hartford, without compensation to HSD salespersons. The securities will be credited with an additional 5% of the employee's Premium Payment by Hartford. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current Contract Values of other Contract Owners.

                                 LEGAL MATTERS

    There are no material legal proceedings to which the Separate Account is a party.

    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, General Counsel, Hartford Life, P.O. Box 2999, Hartford, Connecticut 06104-2999.


                                   YEAR 2000



    The Year 2000 issue relates to the ability or inability of computer systems to properly process information and data containing or related to dates beginning with the year 2000 and beyond. The Year 2000 issue exists because, historically, many computer systems that are in use today were developed years ago when a year was identified using a two-digit field rather than a four-digit field. As information and data containing or related to the century date are introduced to computer hardware, software and other systems, date sensitive systems may recognize the year 2000 as 1900, or not at all, which may result in computer systems processing information incorrectly. This, in turn, may significantly and adversely affect the integrity and reliability of information databases and may result in a wide variety of adverse consequences to a company. In addition, Year 2000 problems that

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occur with third parties with which a company does business, such as suppliers, computer vendors and others, may also adversely affect any given company.



    As an insurance and financial services company, Hartford has thousands of individual and business customers that have purchased or invested in insurance policies, annuities, mutual funds and other financial products. Nearly all of these policies and products contain date sensitive data, such as policy expiration dates, birth dates, premium payments dates and the like. In addition, Hartford has business relationships with numerous third parties that affect virtually all aspects of its business, including, without limitation, suppliers, computer hardware and software vendors, insurance agents and brokers, securities broker-dealers and other distributors of financial products.



    Beginning in 1990, Hartford began working on making its computer systems Year 2000 ready, either by installing new programs or by replacing systems. In January 1998, Hartford commenced a company-wide program to further identify, assess and remediate the impact of Year 2000 problems in all of Hartford's business segments. Hartford currently anticipates that this internal program will be substantially completed by the end of 1998, and testing of computer systems will continue through 1999.



    In addition, as part of its Year 2000 program, Hartford is identifying third parties with which it has significant business relations in order to attempt to assess any potential impact on Hartford as a result of such third-party Year 2000 issues and remediation plans. Hartford currently anticipates that it will substantially complete this evaluation by the end of 1998, and will conduct systems testing with certain third parties through 1999. Hartford does not have control over these third parties and, as a result, Hartford cannot currently determine to what extent future operating results may be adversely affected by the failure of these third parties to successfully address their Year 2000 issues. Hartford will continue to assess Year 2000 risk exposures related to its own operations and its third-party relationships and is in the process of developing business contingency plans.



    The costs of addressing the Year 2000 issue that have been incurred through the six months ended June 30, 1998 have not been material to Hartford's financial condition or results of operations. Hartford will continue to incur costs related to its Year 2000 efforts and does not anticipate that the costs to be incurred will be material to its financial condition or results of operations.


                                    EXPERTS


    The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said report on the statutory financial statements of Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company) which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                             ADDITIONAL INFORMATION

    Inquiries will be answered by calling your representative or by writing:


  Hartford Life and Annuity Insurance Company
  Attn: Individual Annuity Services
  P.O. Box 5085
  Hartford, Connecticut 06102-5085
  Telephone: (800) 862-6668 (Contract Owners)
            (800) 862-7155 (Registered Representatives)

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                                   APPENDIX I
              INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

    The tax rules applicable to tax-qualified contract owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, to distributions in excess of specified limits, to distributions which do not satisfy certain requirements and to certain other transactions with respect to qualified plans. Accordingly, this summary provides only general information about the tax rules associated with use of the Contract by a qualified plan. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits are controlled by the terms and conditions of the plan regardless of the terms and conditions of the Contract. Some qualified plans are subject to distribution and other requirements, which are not incorporated into Hartford's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

  A. TAX-QUALIFIED PENSION OR
     PROFIT-SHARING PLANS

    Provisions of the Code permit eligible employers to establish tax-qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Employers intending to use these contracts in connection with such plans should seek competent tax and other legal advice.

  B. TAX SHELTERED ANNUITIES
     UNDER SECTION 403(b)

    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of the employees "includable compensation" for his most recent full year of employment, subject to other adjustments. Special provisions may allow some employees to elect a different overall limitation.

    Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT unless such distribution is made:

(1) after the participating employee attains age 59 1/2;

(2) upon separation from service;

(3) upon death or disability; or

(4) in the case of hardship (and, in the case of hardship, any income attributable to such contributions may not be distributed).

    Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

  C. DEFERRED COMPENSATION PLANS UNDER SECTION 457

    Employees and independent contractors performing services for eligible employers may have contributions made to the Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code.
Section 457 places limitations on contributions to Eligible Deferred Compensation Plans maintained by a State ("State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State) or other tax-exempt organization. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or $7,500 (indexed), whichever is less. Such a plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a participant attains normal retirement age.

    An employee electing to participate in an Eligible Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as owner of the contract(s), retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act of

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1996 requires that all assets and income of an Eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity contracts or custodial accounts) for the exclusive benefit of participants and their beneficiaries. Special transition rules apply to such governmental Eligible Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement of a trust does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) organization and such amounts will be subject to the claims of such tax-exempt employer's general creditors.

    In general, distributions from an Eligible Deferred Compensation Plan are prohibited under Section 457 unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.

  D. INDIVIDUAL RETIREMENT ANNUITIES
     UNDER SECTION 408

    Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.

    IRAs generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an enhanced Death Benefit that may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. For Contracts issued in most states, Hartford has obtained approval from the Internal Revenue Service to use the Contract as an IRA.

    Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a regular IRA only after two years have expired since the participant first commenced participation in the SIMPLE IRA. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a regular IRA. Hartford is a non designated financial institution.

    Effective after December 31, 1997, the Contract can be offered as ROTH IRAs under Section 408A of the Code. Contributions to a ROTH IRA are not deductible. Subject to special limitations, a distribution from a regular IRA may be rolled over to a ROTH IRA. However, a rollover to a ROTH IRA is not excludable from gross income. If certain specified conditions are met, qualified distributions from a ROTH IRA are tax-free.

  E. TAX PENALTIES

    Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.

 1. PREMATURE DISTRIBUTION

    Distributions from an IRA or a qualified plan before an participant attains age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes, a life annuity means a scheduled series of substantially equal periodic payments for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and Beneficiary).

    In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by Section 72(t)(7) of the Code, or which are qualified first-time homebuyer distributions meeting the requirements of Section 72(t)(8) of the Code.

    If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax described above is increased to 25% with respect to non-exempt premature distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

 2. MINIMUM DISTRIBUTION TAX

    If the amount distributed is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

    An individual's interest in a tax-qualified retirement plan must generally be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
--------------------------------------------------------------------------------

attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age
70 1/2. The entire interest of the participant must be distributed beginning no later than this required beginning date over a period which may not extend beyond a maximum of the life expectancy of the participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

    If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

    If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

 3. WITHHOLDING

    In general, distributions from IRAs and plans described in Section 457 of the Code are subject to regular wage withholding rules.

    Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant or the joint lives or life expectancies of the participant and beneficiary are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

    Other distributions from such other tax-qualified plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

(a) the non-taxable portion of the distribution;

(b) required minimum distributions; or

(c) direct transfer distributions.

    Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

30                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION

 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY..............
 SAFEKEEPING OF ASSETS...................................................
 INDEPENDENT PUBLIC ACCOUNTANTS..........................................
 DISTRIBUTION OF CONTRACTS...............................................
 CALCULATION OF YIELD AND RETURN.........................................
 PERFORMANCE COMPARISONS.................................................
 FINANCIAL STATEMENTS....................................................

This form must be completed for all tax sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

    The Hartford variable annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

    a. attained age 59 1/2,

    b. separated from service,

    c. died, or

    d. become disabled.

Distributions of post December 31, 1988 contributions, excluding any income thereon, may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

    Please complete the following and return to:

    Hartford Life and Annuity Insurance Company
    Individual Annuity Services
    P.O. Box 5085
    Hartford, CT 06102-5085

Name of Contract Owner/Participant
-------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City or Plan/School District
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

Contract No:
--------------------------------------------------------------------------------

Signature:
--------------------------------------------------------------------------------

    To obtain a Statement of Additional Information, please complete the form below and mail to:

    Hartford Life and Annuity Insurance Company
    Attn: Individual Annuity Services
    P.O. Box 5085
    Hartford, CT 06102-5085


    Please send a Statement of Additional Information for The Director Access to me at the following address:


----------------------------------------------------
                            Name

------------------------------------------------------------
                          Address

------------------------------------------------------------
    City/State                                        Zip
Code

                                       PART B

                        STATEMENT OF ADDITIONAL INFORMATION

                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                SEPARATE ACCOUNT ONE
                                 THE DIRECTOR ACCESS


This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hartford Life and Annuity
Insurance Company Attn:   Individual Annuity Services, P.O. Box 5085, Hartford,
CT  06102-5085.





Date of Prospectus: September 30, 1998

Date of Statement of Additional Information: September 30, 1998

                                 TABLE OF CONTENTS


SECTION                                                                   PAGE

DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY . . . . . .      3

SAFEKEEPING OF ASSETS  . . . . . . . . . . . . . . . . . . . . . . . .      3

INDEPENDENT PUBLIC ACCOUNTANTS . . . . . . . . . . . . . . . . . . . .      3

DISTRIBUTION OF CONTRACTS. . . . . . . . . . . . . . . . . . . . . . .      4

CALCULATION OF YIELD AND RETURN. . . . . . . . . . . . . . . . . . . .      4

PERFORMANCE COMPARISONS. . . . . . . . . . . . . . . . . . . . . . . .      8

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .

           DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Effective January 1, 1998, Hartford's name changed to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.


                                   HARTFORD RATINGS

       RATING AGENCY         EFFECTIVE     RATING         BASIS OF RATING
                             DATE OF
                             RATING

 A.M. Best and Company,        9/9/97        A+     Financial soundness and
 Inc.                                               operating performance.

 Standard & Poor's             7/2/97        AA     Insurer financial strength
 Duff & Phelps                 2/24/97       AA+    Claims paying ability



                               SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                           INDEPENDENT PUBLIC ACCOUNTANTS


The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life & Annuity Insurance Company (formerly ITT Hartford Life & Annuity Insurance Company) which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                           DISTRIBUTION OF CONTRACTS

Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account and will offer the Contracts on a continuous basis.

HSD is a wholly-owned subsidiary of Hartford. The principal business address of HSD is the same as that of Hartford.

The securities will be sold by salespersons of HSD, who represent Hartford as insurance and Variable Annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").


                           CALCULATION OF YIELD AND RETURN

YIELD OF THE MONEY MARKET FUND SUB-ACCOUNT. As summarized in the Prospectus under the heading "Performance Related Information," the yield of the Money Market Fund Sub-Account for a seven day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result, according to the following formula:

            Effective Yield = [(Base Period Return + 1) 365/7] - 1

The yield and effective yield for the seven day period ending December 31, 1997 for the Money Market Fund Sub-Account is as follows:


                           ($30 Annual Maintenance Fee)

Yield:              3.87%
Effective Yield:    3.94%


THE MONEY MARKET FUND SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.


YIELDS OF BOND FUND, HIGH YIELD FUND AND MORTGAGE SECURITIES FUND SUB-ACCOUNTS. As summarized in the Prospectus under the heading "Performance Related Information," yields of these two Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying fund's "net asset value per share" for the same period in addition to the daily expense charge assessed at the sub-account level for the respective period. The Bond Fund, High Yield Fund and Mortgage Securities Fund Sub-Accounts' yields will vary from time to time depending upon market conditions and the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the Hartford Bond Fund, Hartford High Yield Fund and Hartford Mortgage Securities Fund.


THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.


Yield calculations of the Bond Fund and Mortgage Securities Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset based charges assessed under the Contract over the base period. Yield quotations based on a 30 day period ended December 31, 1997 were computed by dividing the dividends and interests earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:


Example:

Current Yield Formula for the Sub-Account  2[((A-B)/(CD) + 1)6 - 1]

Where   A = Dividends and interest earned during the period.
        B = Expenses accrued for the period (net of reimbursements).
        C = The average daily number of units outstanding during the period that were entitled to receive dividends.
        D = The maximum offering price per unit on the last day of the period.

HARTFORD BOND FUND

          Yield = 4.77%

HARTFORD MORTGAGE SECURITIES FUND

          Yield = 5.03%

The yield is not yet available for the Hartford High Yield Fund because the Fund is new. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.


CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in a Sub-Account over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.


The following are the standardized average annual total return quotations for the Sub-Accounts for the 1, 5, and 10 year periods ended December 31, 1997. (These returns assume a mortality and risk expense charge of 1.50% and an Annual Maintenance Fee of $30.) No information will be provided for Global Leaders Fund, Growth and Income Fund, and High Yield Fund Sub-Accounts because as of December 31, 1997, the Sub-Accounts had not commenced operations.


                                                         Since
 Sub-Accounts                                           Inception    1 Year    5 Year
 -------------------------------------------------------------------------------------

 Advisers Fund                                             9.64%     19.65%    10.85%

 Bond Fund                                                 5.41%      6.69%     3.17%

 Capital Appreciation Fund                                14.48%     17.52%    14.75%

 Dividend and Growth Fund                                 19.20%     26.92%      N/A

 Index Fund                                               10.38%     27.63%    15.06%

 International Advisers Fund                               7.10%      0.95%      N/A

 International Opportunities Fund                          1.82%     -4.15%     7.04%

 Money Market Fund                                         4.05%      0.88%     0.06%

 MidCap Fund                                               9.96%       N/A       N/A

 Mortgage Securities Fund                                  5.33%      4.39%     2.30%

 Small Company Fund                                       12.92%     14.10%      N/A

 Stock Fund                                               12.23%     26.42%    15.33%


In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

The following are the non-standardized annualized total return quotations for the Sub-Accounts for the 1, 5, and 10 year periods ended December 31, 1997. (These returns assume a mortality and risk expense charge of 1.50% and an Annual Maintenance Fee of $30.) No information will be provided for Global Leaders Fund, Growth and Income Fund and High Yield Fund Sub-Accounts because as of December 31, 1997, the Sub-Accounts had not commenced operations.


                                             Since
 Sub-Accounts                               Inception    1 Year    5 Year    10 Year
 -------------------------------------------------------------------------------------
 Advisers Fund                                11.53%     22.65%    13.54%     12.38%

 Bond Fund                                     7.46%      9.69%     6.06%      7.19%

 Capital Appreciation Fund                    15.97%     20.52%    17.18%     17.83%

 Dividend and Growth Fund                     21.87%     29.92%      N/A       N/A

 Index Fund                                   12.83%     30.63%    17.70%     15.47%

 International Advisers Fund                   9.97%      3.95%      N/A       N/A

 International Opportunities Fund              4.99%     -1.15%     9.45%      N/A

 Money Market Fund                             6.05%      3.88%     3.09%      4.17%

 MidCap Fund                                  12.96%      N/A        N/A       N/A

 Mortgage Securities Fund                      7.44%      7.39%     5.25%      6.83%

 Small Company Fund                           17.14%     17.10%      N/A       N/A

 Stock Fund                                   13.61%     29.42%    17.92%     15.39%


                               PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time to time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include about 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Composite Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of
100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Shearson Lehman Government/Corporate Bond Index (the "SL
Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT Hartford Life and Annuity Insurance Company
Separate Account One and to the
Owners of Units of Interest Therein:

We have audited the accompanying statement of assets and liabilities of ITT Hartford Life and Annuity Insurance Company Separate Account One (the Account) as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ITT Hartford Life and Annuity Insurance Company Separate Account One as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 16, 1998

                      This page intentionally left blank.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

                                                                                MONEY
                                                BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                               ------------  --------------  ------------  --------------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                        217,551,092
    Cost                        $ 221,691,144
    Market Value.............................  $228,375,129        --             --             --
  Hartford Stock Fund, Inc.
    Shares                        396,147,047
    Cost                       $1,491,417,347
    Market Value.............................       --       $2,029,590,860       --             --
  HVA Money Market Fund, Inc.
    Shares                        199,835,317
    Cost                        $ 199,835,317
    Market Value.............................       --             --        $199,835,317        --
  Hartford Advisers Fund, Inc.
    Shares                      1,415,150,900
    Cost                       $2,778,139,694
    Market Value.............................       --             --             --       $3,575,726,877
  Hartford Capital Appreciation Fund, Inc.
    Shares                        507,465,622
    Cost                       $1,785,263,721
    Market Value.............................       --             --             --             --
  Hartford Mortgage Securities Fund, Inc.
    Shares                         74,125,274
    Cost                        $  79,718,184
    Market Value.............................       --             --             --             --
  Hartford Index Fund, Inc.
    Shares                        152,035,329
    Cost                        $ 339,334,949
    Market Value.............................       --             --             --             --
  Hartford International Opportunities Fund,
   Inc.
    Shares                        450,125,879
    Cost                        $ 569,737,621
    Market Value.............................       --             --             --             --
  Hartford Dividend and Growth Fund, Inc.
    Shares                        595,932,484
    Cost                        $ 910,144,241
    Market Value.............................       --             --             --             --
  Hartford International Advisers Fund, Inc.
    Shares                        123,244,687
    Cost                        $ 142,711,367
    Market Value.............................       --             --             --             --
  Hartford Small Company
    Shares                        112,112,739
    Cost                        $ 132,155,930
    Market Value.............................       --             --             --             --
  Hartford MidCap Fund
    Shares                         12,961,072
    Cost                        $  14,098,467
    Market Value.............................       --             --             --             --
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................       636,020       1,508,268       --            2,506,884
  Receivable from fund shares sold...........       --             --             152,504        --
                                               ------------  --------------  ------------  --------------
  Total Assets...............................   229,011,149   2,031,099,128   199,987,821   3,578,233,761
                                               ------------  --------------  ------------  --------------
LIABILITIES:
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................       --             --             154,247        --
  Payable for fund shares purchased..........       635,827       1,511,603       --            2,507,219
                                               ------------  --------------  ------------  --------------
  Total Liabilities..........................       635,827       1,511,603       154,247       2,507,219
                                               ------------  --------------  ------------  --------------
  Net Assets (variable annuity contract
   liabilities)..............................  $228,375,322  $2,029,587,525  $199,833,574  $3,575,726,542
                                               ------------  --------------  ------------  --------------
                                               ------------  --------------  ------------  --------------
DEFERRED ANNUITY CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................   107,758,556     440,556,573   120,947,391     999,829,112
  Unit Price.................................  $   2.113753  $     4.601624  $   1.650311  $     3.572368
ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................       284,022         502,394       141,042       1,111,033
  Unit Price.................................  $   2.113753  $     4.601624  $   1.650311  $     3.572368

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                    CAPITAL           MORTGAGE                       INTERNATIONAL
                                               APPRECIATION FUND   SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                               -----------------   ---------------   ------------  ------------------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                        217,551,092
    Cost                        $ 221,691,144
    Market Value.............................        --                 --                --             --
  Hartford Stock Fund, Inc.
    Shares                        396,147,047
    Cost                       $1,491,417,347
    Market Value.............................        --                 --                --             --
  HVA Money Market Fund, Inc.
    Shares                        199,835,317
    Cost                        $ 199,835,317
    Market Value.............................        --                 --                --             --
  Hartford Advisers Fund, Inc.
    Shares                      1,415,150,900
    Cost                       $2,778,139,694
    Market Value.............................        --                 --                --             --
  Hartford Capital Appreciation Fund, Inc.
    Shares                        507,465,622
    Cost                       $1,785,263,721
    Market Value.............................   $2,237,779,780          --                --             --
  Hartford Mortgage Securities Fund, Inc.
    Shares                         74,125,274
    Cost                        $  79,718,184
    Market Value.............................        --              $80,335,564          --             --
  Hartford Index Fund, Inc.
    Shares                        152,035,329
    Cost                        $ 339,334,949
    Market Value.............................        --                 --           $437,513,434        --
  Hartford International Opportunities Fund,
   Inc.
    Shares                        450,125,879
    Cost                        $ 569,737,621
    Market Value.............................        --                 --                --          $582,668,595
  Hartford Dividend and Growth Fund, Inc.
    Shares                        595,932,484
    Cost                        $ 910,144,241
    Market Value.............................        --                 --                --             --
  Hartford International Advisers Fund, Inc.
    Shares                        123,244,687
    Cost                        $ 142,711,367
    Market Value.............................        --                 --                --             --
  Hartford Small Company
    Shares                        112,112,739
    Cost                        $ 132,155,930
    Market Value.............................        --                 --                --             --
  Hartford MidCap Fund
    Shares                         12,961,072
    Cost                        $  14,098,467
    Market Value.............................        --                 --                --             --
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................        --                  101,883          392,373        --
  Receivable from fund shares sold...........          292,471          --                --                 8,115
                                               -----------------   ---------------   ------------  ------------------
  Total Assets...............................    2,238,072,251        80,437,447      437,905,807      582,676,710
                                               -----------------   ---------------   ------------  ------------------
LIABILITIES:
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................          148,468          --                --                 8,660
  Payable for fund shares purchased..........        --                  102,528          388,792        --
                                               -----------------   ---------------   ------------  ------------------
  Total Liabilities..........................          148,468           102,528          388,792            8,660
                                               -----------------   ---------------   ------------  ------------------
  Net Assets (variable annuity contract
   liabilities)..............................   $2,237,923,783       $80,334,919     $437,517,015     $582,668,050
                                               -----------------   ---------------   ------------  ------------------
                                               -----------------   ---------------   ------------  ------------------
DEFERRED ANNUITY CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................      461,577,845        38,291,725      117,372,132      396,429,681
  Unit Price.................................   $     4.845288       $  2.097829     $   3.726058     $   1.468965
ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................          298,474             2,588           48,749          222,417
  Unit Price.................................   $     4.845288       $  2.097829     $   3.726058     $   1.468965

                                                DIVIDEND AND   INTERNATIONAL       SMALL         MIDCAP
                                                GROWTH FUND    ADVISERS FUND   COMPANY FUND       FUND
                                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                               --------------  -------------   -------------   -----------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                        217,551,092
    Cost                        $ 221,691,144
    Market Value.............................        --             --              --             --
  Hartford Stock Fund, Inc.
    Shares                        396,147,047
    Cost                       $1,491,417,347
    Market Value.............................        --             --              --             --
  HVA Money Market Fund, Inc.
    Shares                        199,835,317
    Cost                        $ 199,835,317
    Market Value.............................        --             --              --             --
  Hartford Advisers Fund, Inc.
    Shares                      1,415,150,900
    Cost                       $2,778,139,694
    Market Value.............................        --             --              --             --
  Hartford Capital Appreciation Fund, Inc.
    Shares                        507,465,622
    Cost                       $1,785,263,721
    Market Value.............................        --             --              --             --
  Hartford Mortgage Securities Fund, Inc.
    Shares                         74,125,274
    Cost                        $  79,718,184
    Market Value.............................        --             --              --             --
  Hartford Index Fund, Inc.
    Shares                        152,035,329
    Cost                        $ 339,334,949
    Market Value.............................        --             --              --             --
  Hartford International Opportunities Fund,
   Inc.
    Shares                        450,125,879
    Cost                        $ 569,737,621
    Market Value.............................        --             --              --             --
  Hartford Dividend and Growth Fund, Inc.
    Shares                        595,932,484
    Cost                        $ 910,144,241
    Market Value.............................  $1,163,455,674       --              --             --
  Hartford International Advisers Fund, Inc.
    Shares                        123,244,687
    Cost                        $ 142,711,367
    Market Value.............................        --        $144,786,749         --             --
  Hartford Small Company
    Shares                        112,112,739
    Cost                        $ 132,155,930
    Market Value.............................        --             --         $134,783,169        --
  Hartford MidCap Fund
    Shares                         12,961,072
    Cost                        $  14,098,467
    Market Value.............................        --             --              --         $14,738,151
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................       2,905,020       --              204,951        95,103
  Receivable from fund shares sold...........        --              25,098         --             --
                                               --------------  -------------   -------------   -----------
  Total Assets...............................   1,166,360,694   144,811,847     134,988,120    14,833,254
                                               --------------  -------------   -------------   -----------
LIABILITIES:
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................        --              25,441         --             --
  Payable for fund shares purchased..........       2,905,424       --              205,938        94,946
                                               --------------  -------------   -------------   -----------
  Total Liabilities..........................       2,905,424        25,441         205,938        94,946
                                               --------------  -------------   -------------   -----------
  Net Assets (variable annuity contract
   liabilities)..............................  $1,163,455,270  $144,786,406    $134,782,182    $14,738,308
                                               --------------  -------------   -------------   -----------
                                               --------------  -------------   -------------   -----------
DEFERRED ANNUITY CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................     541,076,428   109,734,605     108,104,289    13,437,161
  Unit Price.................................  $     2.149172  $   1.318862    $   1.246631    $ 1.096832
ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................         274,041        46,710          12,853        --
  Unit Price.................................  $     2.149172  $   1.318862    $   1.246631    $   --

SEPARATE ACCOUNT ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
DECEMBER 31, 1997

                                                                             MONEY
                                                BOND FUND    STOCK FUND   MARKET FUND  ADVISERS FUND
                                               SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                               -----------  ------------  -----------  -------------
INVESTMENT INCOME:
  Dividends..................................  $11,445,297  $ 17,644,351  $10,430,718  $  71,905,491
EXPENSES:
  Mortality and expense undertakings.........   (2,221,972)  (20,017,591)  (2,508,581)   (36,850,979)
                                               -----------  ------------  -----------  -------------
    Net investment income (loss).............    9,223,325    (2,373,240)   7,922,137     35,054,512
                                               -----------  ------------  -----------  -------------
CAPITAL GAINS INCOME.........................      --         62,602,913      --         107,409,178
                                               -----------  ------------  -----------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................        9,814        84,100      --               1,305
  Net unrealized appreciation (depreciation)
   of investments during the period..........    8,361,624   325,437,100      --         440,215,879
                                               -----------  ------------  -----------  -------------
    Net gain (loss) on investments...........    8,371,438   325,521,200      --         440,217,184
                                               -----------  ------------  -----------  -------------
    Net increase (decrease) in net assets
     resulting from operations...............  $17,594,763  $385,750,873  $ 7,922,137  $ 582,680,874
                                               -----------  ------------  -----------  -------------
                                               -----------  ------------  -----------  -------------

* From inception, July 15, 1997 to December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

                                                    CAPITAL           MORTGAGE                      INTERNATIONAL
                                               APPRECIATION FUND   SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                               -----------------   ---------------   -----------  ------------------
INVESTMENT INCOME:
  Dividends..................................    $ 10,461,911        $4,630,685      $ 4,775,090     $  5,347,323
EXPENSES:
  Mortality and expense undertakings.........     (23,085,650)         (950,587)      (4,129,538)      (7,060,305)
                                               -----------------   ---------------   -----------  ------------------
    Net investment income (loss).............     (12,623,739)        3,680,098          645,552       (1,712,982)
                                               -----------------   ---------------   -----------  ------------------
CAPITAL GAINS INCOME.........................     112,339,947           --            19,616,096       37,513,752
                                               -----------------   ---------------   -----------  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................        (119,550)           58,290          185,916          (68,174)
  Net unrealized appreciation (depreciation)
   of investments during the period..........     223,915,112         1,886,382       62,356,292      (45,233,169)
                                               -----------------   ---------------   -----------  ------------------
    Net gain (loss) on investments...........     223,795,562         1,944,672       62,542,208      (45,301,343)
                                               -----------------   ---------------   -----------  ------------------
    Net increase (decrease) in net assets
     resulting from operations...............    $323,511,770        $5,624,770      $82,803,856     $ (9,500,573)
                                               -----------------   ---------------   -----------  ------------------
                                               -----------------   ---------------   -----------  ------------------

                                                DIVIDEND AND   INTERNATIONAL       SMALL         MIDCAP
                                                GROWTH FUND    ADVISERS FUND   COMPANY FUND       FUND
                                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT*
                                               --------------  -------------   -------------   -----------
INVESTMENT INCOME:
  Dividends..................................  $   15,926,807   $ 3,867,653     $    61,352     $ 13,070
EXPENSES:
  Mortality and expense undertakings.........     (10,204,886)   (1,395,128)       (903,283)     (30,019)
                                               --------------  -------------   -------------   -----------
    Net investment income (loss).............       5,721,921     2,472,525        (841,931)     (16,949)
                                               --------------  -------------   -------------   -----------
CAPITAL GAINS INCOME.........................      15,828,765       262,472       6,247,370       --
                                               --------------  -------------   -------------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................         (12,819)        3,758          (1,756)         414
  Net unrealized appreciation (depreciation)
   of investments during the period..........     182,031,024       383,378       2,416,430      639,685
                                               --------------  -------------   -------------   -----------
    Net gain (loss) on investments...........     182,018,205       387,136       2,414,674      640,099
                                               --------------  -------------   -------------   -----------
    Net increase (decrease) in net assets
     resulting from operations...............  $  203,568,891   $ 3,122,133     $ 7,820,113     $623,150
                                               --------------  -------------   -------------   -----------
                                               --------------  -------------   -------------   -----------

--------------------------------------------------------------------------------

SEPARATE ACCOUNT ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 1997

                                                                                MONEY
                                                BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                               ------------  --------------  ------------  --------------
OPERATIONS:
  Net investment income (loss)...............  $  9,223,325  $   (2,373,240) $  7,922,137  $   35,054,512
  Capital gains income.......................       --           62,602,913       --          107,409,178
  Net realized gain (loss) on security
   transactions..............................         9,814          84,100       --                1,305
  Net unrealized appreciation (depreciation)
   of investments during the period..........     8,361,624     325,437,100       --          440,215,879
                                               ------------  --------------  ------------  --------------
  Net increase (decrease) in net assets
   resulting from operations.................    17,594,763     385,750,873     7,922,137     582,680,874
                                               ------------  --------------  ------------  --------------
UNIT TRANSACTIONS:
  Purchases..................................    48,533,601     430,730,097   154,121,029     650,294,881
  Net transfers..............................    24,454,452     137,640,435  (105,053,239)    185,059,734
  Surrenders.................................    (9,332,737)    (52,393,369)  (32,455,810)   (124,493,708)
  Net annuity transactions...................       563,032       1,508,388       110,035       1,689,593
                                               ------------  --------------  ------------  --------------
  Net increase in net assets resulting from
   unit transactions.........................    64,218,348     517,485,551    16,722,015     712,550,500
                                               ------------  --------------  ------------  --------------
  Total increase in net assets...............    81,813,111     903,236,424    24,644,152   1,295,231,374
NET ASSETS:
  Beginning of period........................   146,562,211   1,126,351,101   175,189,422   2,280,495,168
                                               ------------  --------------  ------------  --------------
  End of period..............................  $228,375,322  $2,029,587,525  $199,833,574  $3,575,726,542
                                               ------------  --------------  ------------  --------------
                                               ------------  --------------  ------------  --------------
* From inception, July 15, 1997
 to December 31, 1997.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                MONEY
                                                BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                               -----------   -------------   -----------   -------------
OPERATIONS:
  Net investment income (loss)...............  $  6,179,469  $    2,739,156  $  5,458,975  $   30,356,891
  Capital gains income.......................       --           23,889,792       --           32,217,082
  Net realized gain (loss) on security
   transactions..............................       (12,579)        125,474       --                5,867
  Net unrealized (depreciation) appreciation
   of investments during the period..........    (2,390,902)    143,331,264       --          201,866,663
                                               -----------   -------------   -----------   -------------
  Net increase in net assets resulting from
   operations .                                   3,775,988     170,085,686     5,458,975     264,446,503
                                               -----------   -------------   -----------   -------------
UNIT TRANSACTIONS:
  Purchases..................................    50,521,787     328,658,597   170,409,309     548,125,217
  Net transfers..............................     6,860,514     111,488,442   (87,853,221)    158,897,610
  Surrenders.................................    (5,504,050)    (23,567,485)  (14,470,700)    (70,519,197)
  Net annuity transactions...................         1,807         394,242         8,095         766,829
                                               -----------   -------------   -----------   -------------
  Net increase in net assets resulting from
   unit transactions.........................    51,880,058     416,973,796    68,093,483     637,270,459
                                               -----------   -------------   -----------   -------------
  Total increase in net assets...............    55,656,046     587,059,482    73,552,458     901,716,962
NET ASSETS:
  Beginning of period........................    90,906,165     539,291,619   101,636,964   1,378,778,206
                                               -----------   -------------   -----------   -------------
  End of period..............................  $146,562,211  $1,126,351,101  $175,189,422  $2,280,495,168
                                               -----------   -------------   -----------   -------------
                                               -----------   -------------   -----------   -------------

** From inception, August 9, 1996 to December 31, 1996.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                    CAPITAL           MORTGAGE                       INTERNATIONAL
                                               APPRECIATION FUND   SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                               -----------------   ---------------   ------------  ------------------
OPERATIONS:
  Net investment income (loss)...............   $  (12,623,739)      $ 3,680,098     $    645,552     $ (1,712,982)
  Capital gains income.......................      112,339,947          --             19,616,096       37,513,752
  Net realized gain (loss) on security
   transactions..............................         (119,550)           58,290          185,916          (68,174)
  Net unrealized appreciation (depreciation)
   of investments during the period..........      223,915,112         1,886,382       62,356,292      (45,233,169)
                                               -----------------   ---------------   ------------  ------------------
  Net increase (decrease) in net assets
   resulting from operations.................      323,511,770         5,624,770       82,803,856       (9,500,573)
                                               -----------------   ---------------   ------------  ------------------
UNIT TRANSACTIONS:
  Purchases..................................      444,618,125        11,734,160      106,908,193      103,316,180
  Net transfers..............................      111,621,605        (5,624,261)      38,286,952       21,889,359
  Surrenders.................................      (60,594,326)       (6,044,100)      (9,935,604)     (18,041,766)
  Net annuity transactions...................          689,458             5,419          151,370           39,532
                                               -----------------   ---------------   ------------  ------------------
  Net increase in net assets resulting from
   unit transactions.........................      496,334,862            71,218      135,410,911      107,203,305
                                               -----------------   ---------------   ------------  ------------------
  Total increase in net assets...............      819,846,632         5,695,988      218,214,767       97,702,732
NET ASSETS:
  Beginning of period........................    1,418,077,151        74,638,931      219,302,248      484,965,318
                                               -----------------   ---------------   ------------  ------------------
  End of period..............................   $2,237,923,783       $80,334,919     $437,517,015     $582,668,050
                                               -----------------   ---------------   ------------  ------------------
                                               -----------------   ---------------   ------------  ------------------
* From inception, July 15, 1997
  to December 31, 1997.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                    CAPITAL           MORTGAGE                       INTERNATIONAL
                                               APPRECIATION FUND   SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                                 -------------       ----------      -----------      -----------
OPERATIONS:
  Net investment income (loss)...............   $   (5,913,744)      $ 3,346,436     $  1,224,839     $  2,771,532
  Capital gains income.......................       50,334,274          --              1,690,389        8,880,986
  Net realized gain (loss) on security
   transactions..............................          (93,060)           11,668          238,066            7,755
  Net unrealized (depreciation) appreciation
   of investments during the period..........      142,164,193          (882,583)      25,487,376       31,201,375
                                                 -------------       ----------      -----------      -----------
  Net increase in net assets resulting from
   operations .                                    186,491,663         2,475,521       28,640,670       42,861,648
                                                 -------------       ----------      -----------      -----------
UNIT TRANSACTIONS:
  Purchases..................................      403,482,054        13,476,913       83,760,185      110,673,155
  Net transfers..............................      129,133,556         2,655,230       33,248,800       47,078,167
  Surrenders.................................      (30,210,654)       (2,722,173)      (3,699,700)     (11,782,890)
  Net annuity transactions...................          288,203          --                    203           81,416
                                                 -------------       ----------      -----------      -----------
  Net increase in net assets resulting from
   unit transactions.........................      502,693,159        13,409,970      113,309,488      146,049,848
                                                 -------------       ----------      -----------      -----------
  Total increase in net assets...............      689,184,822        15,885,491      141,950,158      188,911,496
NET ASSETS:
  Beginning of period........................      728,892,329        58,753,440       77,352,090      296,053,822
                                                 -------------       ----------      -----------      -----------
  End of period..............................   $1,418,077,151       $74,638,931     $219,302,248     $484,965,318
                                                 -------------       ----------      -----------      -----------
                                                 -------------       ----------      -----------      -----------

                                                DIVIDEND AND   INTERNATIONAL       SMALL         MIDCAP
                                                GROWTH FUND    ADVISERS FUND   COMPANY FUND       FUND
                                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT*
                                               --------------  -------------   -------------   -----------
OPERATIONS:
  Net investment income (loss)...............  $    5,721,921  $   2,472,525   $   (841,931)   $  (16,949 )
  Capital gains income.......................      15,828,765        262,472      6,247,370        --
  Net realized gain (loss) on security
   transactions..............................         (12,819)         3,758         (1,756)          414
  Net unrealized appreciation (depreciation)
   of investments during the period..........     182,031,024        383,378      2,416,430       639,685
                                               --------------  -------------   -------------   -----------
  Net increase (decrease) in net assets
   resulting from operations.................     203,568,891      3,122,133      7,820,113       623,150
                                               --------------  -------------   -------------   -----------
UNIT TRANSACTIONS:
  Purchases..................................     344,818,126     53,015,752     59,848,160     7,620,550
  Net transfers..............................     142,586,883     20,439,056     42,807,593     6,536,068
  Surrenders.................................     (25,953,097)    (3,671,030)    (1,723,390)      (41,460 )
  Net annuity transactions...................         343,961         63,436         14,177        --
                                               --------------  -------------   -------------   -----------
  Net increase in net assets resulting from
   unit transactions.........................     461,795,873     69,847,214    100,946,540    14,115,158
                                               --------------  -------------   -------------   -----------
  Total increase in net assets...............     665,364,764     72,969,347    108,766,653    14,738,308
NET ASSETS:
  Beginning of period........................     498,090,506     71,817,059     26,015,529        --
                                               --------------  -------------   -------------   -----------
  End of period..............................  $1,163,455,270  $ 144,786,406   $134,782,182    $14,738,308
                                               --------------  -------------   -------------   -----------
                                               --------------  -------------   -------------   -----------
* From inception, July 15, 1997
  to December 31, 1997.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996
                                                DIVIDEND AND   INTERNATIONAL       SMALL
                                                GROWTH FUND    ADVISERS FUND   COMPANY FUND
                                                SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT**
                                               -------------    -----------     -----------
OPERATIONS:
  Net investment income (loss)...............  $    3,729,650  $   1,500,255   $    (33,591)
  Capital gains income.......................       3,429,737      1,446,895        --
  Net realized gain (loss) on security
   transactions..............................          (2,773)          (563)         1,014
  Net unrealized (depreciation) appreciation
   of investments during the period..........      53,771,055      1,479,032        210,808
                                               -------------    -----------     -----------
  Net increase in net assets resulting from
   operations .                                    60,927,669      4,425,619        178,231
                                               -------------    -----------     -----------
UNIT TRANSACTIONS:
  Purchases..................................     205,512,019     37,280,366     14,704,067
  Net transfers..............................     101,413,217     19,003,957     11,169,302
  Surrenders.................................      (7,316,597)    (1,178,598)       (36,071)
  Net annuity transactions...................         146,210             31        --
                                               -------------    -----------     -----------
  Net increase in net assets resulting from
   unit transactions.........................     299,754,849     55,105,756     25,837,298
                                               -------------    -----------     -----------
  Total increase in net assets...............     360,682,518     59,531,375     26,015,529
NET ASSETS:
  Beginning of period........................     137,407,988     12,285,684        --
                                               -------------    -----------     -----------
  End of period..............................  $  498,090,506  $  71,817,059   $ 26,015,529
                                               -------------    -----------     -----------
                                               -------------    -----------     -----------

--------------------------------------------------------------------------------

                              SEPARATE ACCOUNT ONE
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

 1. ORGANIZATION:
    Separate Account One (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2. SIGNIFICANT ACCOUNTING POLICIES:
    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION -- The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3. ADMINISTRATION OF THE ACCOUNT
   AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS -- The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE -- Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of ITT Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of ITT Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1.

In our opinion, because the differences in accounting practices as described in
Note 1 are material, the statutory financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1997.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with statutory accounting practices as described in Note 1.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 27, 1998

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         STATUTORY STATEMENTS OF INCOME

                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------
                                                       1997        1996        1995
                                                    ----------  ----------  ----------
                                                                  ($000)
Revenues
  Premiums and annuity considerations.............  $  296,645  $  250,244  $  165,792
  Annuity and other fund deposits.................   1,981,246   1,897,347   1,087,661
  Net investment income...........................     102,285      98,441      78,787
  Commissions and expense allowances on
   reinsurance ceded..............................     396,921     370,637     183,380
  Reserve adjustment on reinsurance ceded.........   3,672,076   3,864,395   1,879,785
  Other revenues..................................     288,632     161,906     140,796
                                                    ----------  ----------  ----------
    Total Revenues................................   6,737,805   6,642,970   3,536,201
                                                    ----------  ----------  ----------
Benefits and Expenses
  Death and annuity benefits......................      66,013      60,111      53,029
  Surrenders and other benefit payments...........     461,733     276,720     221,392
  Commissions and other expenses..................     564,240     491,720     236,202
  Increase in aggregate reserves for future
   benefits.......................................      33,213      27,351      94,253
  Increase in liability for premium and other
   deposit funds..................................     640,006     207,156     460,124
  Net transfers to Separate Accounts..............   4,914,980   5,492,964   2,414,669
                                                    ----------  ----------  ----------
    Total Benefits and Expenses...................   6,680,185   6,556,022   3,479,669
                                                    ----------  ----------  ----------
Net Gain from Operations Before Federal Income
 Taxes............................................      57,620      86,948      56,532
  Federal income tax (benefit) expense............     (14,878)     19,360      14,048
                                                    ----------  ----------  ----------
Net Gain from Operations..........................      72,498      67,588      42,484
  Net realized capital gains, after tax...........       1,544         407         374
                                                    ----------  ----------  ----------
Net Income........................................  $   74,042  $   67,995  $   42,858
                                                    ----------  ----------  ----------
                                                    ----------  ----------  ----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATUTORY BALANCE SHEETS

                                                       AS OF DECEMBER 31,
                                                    ------------------------
                                                       1997         1996
                                                    -----------  -----------
                                                             ($000)
Assets
  Bonds...........................................  $ 1,501,311  $ 1,268,480
  Common stocks...................................       64,408       44,996
  Mortgage loans..................................       85,103            0
  Policy loans....................................       36,533       28,853
  Cash and short-term investments.................      309,432      176,830
  Other invested assets...........................       20,942        2,858
                                                    -----------  -----------
    Total cash and invested assets................    2,017,729    1,522,017
                                                    -----------  -----------
  Investment income due and accrued...............       15,878       14,555
  Premium balances receivable.....................          389          373
  Receivables from affiliates.....................        1,269          257
  Other assets....................................       22,788       19,099
  Separate Account assets.........................   23,208,728   14,619,324
                                                    -----------  -----------
    Total Assets..................................  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------
Liabilities
  Aggregate reserves for future benefits..........  $   605,183  $   571,970
  Policy and contract claims......................        5,672        6,806
  Liability for premium and other deposit funds...    1,795,149    1,155,143
  Asset valuation reserve.........................       13,670        7,442
  Payable to affiliates...........................       20,972       10,022
  Other liabilities...............................     (754,393)    (498,195)
  Separate Account liabilities....................   23,208,728   14,619,324
                                                    -----------  -----------
    Total liabilities.............................   24,894,981   15,872,512
                                                    -----------  -----------
Capital and Surplus
  Common stock....................................        2,500        2,500
  Gross paid-in and contributed surplus...........      226,043      226,043
  Unassigned funds................................      143,257       74,570
                                                    -----------  -----------
    Total capital and surplus.....................      371,800      303,113
                                                    -----------  -----------
  Total liabilities, capital and surplus..........  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
             STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------
                                                      1997        1996        1995
                                                    ---------   ---------   ---------
                                                                 ($000)

Capital and surplus -- beginning of year            $ 303,113   $ 238,334   $  91,285
                                                    ---------   ---------   ---------
  Net income......................................     74,042      67,995      42,858
  Change in net unrealized capital gains (losses)
   on common stocks and other invested assets.....      2,186      (5,171)      1,709
  Change in asset valuation reserve...............     (6,228)        568      (5,588)
  Change in non-admitted assets...................     (1,313)      1,387      (1,944)
  Aggregate write-ins for surplus (See Note 3)....          0           0       8,080
  Dividends to shareholder........................          0           0     (10,000)
  Paid-in surplus.................................          0           0     111,934
                                                    ---------   ---------   ---------
  Change in capital and surplus...................     68,687      64,779     147,049
                                                    ---------   ---------   ---------
  Capital and surplus -- end of year..............  $ 371,800   $ 303,113   $ 238,334
                                                    ---------   ---------   ---------
                                                    ---------   ---------   ---------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       STATUTORY STATEMENTS OF CASH FLOWS

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------
                                                       1997          1996          1995
                                                    -----------   -----------   -----------
                                                                    ($000)
Operations
  Premiums, annuity considerations and fund
   deposits.......................................  $ 2,277,874   $ 2,147,627   $ 1,253,511
  Investment income...............................      101,991       106,178        78,328
  Other income....................................    4,381,718     4,396,892     2,253,466
                                                    -----------   -----------   -----------
    Total income..................................    6,761,583     6,650,697     3,585,305
                                                    -----------   -----------   -----------
  Benefits Paid...................................      529,733       338,998       277,965
  Federal income taxes (received) paid on
   operations.....................................      (14,499)       28,857       208,423
  Other expenses..................................    5,754,725     6,254,139     2,664,385
                                                    -----------   -----------   -----------
  Total benefits and expenses.....................    6,269,959     6,621,994     3,150,773
                                                    -----------   -----------   -----------
  Net cash from operations........................      491,624        28,703       434,532
                                                    -----------   -----------   -----------
Proceeds from Investments
  Bonds...........................................      614,413       871,019       287,941
  Common stocks...................................       11,481        72,100            52
  Other...........................................          152            10            28
                                                    -----------   -----------   -----------
    Net investment proceeds.......................      626,046       943,129       288,021
                                                    -----------   -----------   -----------
Taxes Paid on Capital Gains.......................            0           936           226
Paid-In Surplus...................................            0             0       111,934
  Other Cash Provided.............................            0        41,998        28,199
                                                    -----------   -----------   -----------
    Total Proceeds................................    1,117,670     1,012,894       862,460
                                                    -----------   -----------   -----------
Cost of Investments Acquired
  Bonds...........................................      848,267       914,523       720,521
  Common stocks...................................       28,302        82,495        35,794
  Mortgage loans..................................       85,103             0             0
  Miscellaneous applications......................       18,548           130         2,146
                                                    -----------   -----------   -----------
    Total Investments Acquired....................      980,220       997,148       758,461
                                                    -----------   -----------   -----------
Other Cash Applied
  Dividends paid to stockholders..................            0             0        10,000
  Other...........................................        4,848        12,220         5,007
                                                    -----------   -----------   -----------
    Total other cash applied......................        4,848        12,220        15,007
                                                    -----------   -----------   -----------
      Total applications..........................      985,068     1,009,368       773,468
                                                    -----------   -----------   -----------
Net Change in Cash and Short-Term Investments.....      132,602         3,526        88,992
  Cash and Short-Term Investments, Beginning of
   Year...........................................      176,830       173,304        84,312
                                                    -----------   -----------   -----------
  Cash and Short-Term Investments, End of Year....  $   309,432   $   176,830   $   173,304
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    NOTES TO STATUTORY FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    ITT Hartford Life and Annuity Insurance Company ("ILA" or "the Company"), formerly known as ITT Life Insurance Corporation, is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"), which is majority owned by The Hartford Financial Services Group, Inc. ("The Hartford"), formerly a wholly owned subsidiary of ITT Corporation ("ITT"). On February 10, 1997, HLI filed a registration statement, as amended, with the Securities and Exchange Commission relating to the initial public offering of HLI Class A Common Stock (the "Offering"). Pursuant to the Offering on May 22, 1997, HLI sold to the public 26 million shares, representing 18.6% of the equity ownership of HLI. On December 19, 1995, ITT Corporation distributed all the outstanding shares of The Hartford to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, The Hartford became an independent, publicly traded company. During 1996, ILA re-domesticated from the State of Wisconsin to the State of Connecticut.

    ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

BASIS OF PRESENTATION

    The accompanying ILA statutory financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

    The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The most significant estimates are for determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

    Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;

(4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

(5) excluding certain GAAP assets designated as non-admitted assets (e.g., past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

(6) establishing accruals for post-retirement and post-employment health care benefits on an option basis, using a twenty year phase-in approach, whereas GAAP liabilities are recorded upon adoption of the applicable standard;

--------------------------------------------------------------------------------

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(9) the reporting of fixed maturities at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Net unrealized capital gains (losses) on securities net of tax". For statutory reporting purposes, Change in Net Unrealized Capital Gains (Losses) on Common Stocks and Other Invested Assets includes the change in unrealized gains (losses) on common stock reported at fair value; and

(10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method ("CARVM"), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.

    As of and for the years ended December 31, 1997, 1996 and 1995, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Net Income...............  $     58,050   $   41,202   $   38,821
Amortization and
 deferral of policy
 acquisition costs............      (345,658)    (341,572)    (174,341)
Change in unearned revenue
 reserve......................         4,641       55,504       32,300
Deferred taxes................        47,113        2,090        2,801
Separate accounts.............       282,818      306,978      146,635
Other, net....................        27,078        3,793       (3,358)
                                ------------   ----------   ----------
Statutory Net Income..........  $     74,042   $   67,995   $   42,858
                                ------------   ----------   ----------
                                ------------   ----------   ----------

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Capital and
 Surplus......................  $    570,469   $  503,887   $  455,541
Deferred policy acquisition
 costs........................    (1,283,771)    (938,114)    (596,542)
Unearned revenue reserve......       134,789      130,148       74,644
Deferred taxes................        64,522       12,823        1,493
Separate accounts.............       923,040      640,101      333,123
Asset valuation reserve.......       (13,670)      (7,442)      (8,010)
Unrealized gains (losses) on
 bonds........................        13,943        5,112       (1,696)
Adjustment relating to Lyndon
 contribution (see Note 3)....       (41,277)     (41,277)     (41,277)
Other, net....................         3,755       (2,125)      21,058
                                ------------   ----------   ----------
Statutory Capital and
 Surplus......................  $    371,800   $  303,113   $  238,334
                                ------------   ----------   ----------
                                ------------   ----------   ----------

AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

    Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.5% to 8.75% and using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based on Company experience.

    ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Statements of Income.

INVESTMENTS

    Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

    The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The reserve increased by $6,228 in 1997, decreased by $568 in 1996 and increased by $5,588 in 1995. Additionally, the Interest Maintenance Reserve

--------------------------------------------------------------------------------

("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes not included in IMR are reported in the Statutory Statements of Income. Realized investment gains and losses are determined on a specific identification basis. The amount of net capital losses reclassified from the IMR was $719 in 1997 and the amount of net capital gains reclassified was $1,413 and $39 in 1996 and 1995, respectively. The amount of income amortized was $85, $392 and $256 in 1997, 1996 and 1995, respectively.

OTHER LIABILITIES
    The amount reflected in other liabilities includes a receivable from the separate accounts of $923 million and $640 million as of December 31, 1997 and 1996, respectively. The balances are classified in accordance with NAIC accounting practices.

MORTGAGE LOANS
    Mortgage loans, carried at cost, which approximates fair value, include investments in assets backed by mortgage loan pools.

 2. INVESTMENTS:

(A) COMPONENTS OF NET INVESTMENT INCOME

                                  1997     1996      1995
                                --------  -------  --------
Interest income from bonds and
 short-term investments.......  $100,475  $89,940  $ 76,100
Interest income from policy
 loans........................     1,958    1,846     1,504
Interest and dividends from
 other investments............     1,005    7,864     2,288
                                --------  -------  --------
Gross investment income.......   103,438   99,650    79,892
Less: investment expenses.....     1,153    1,209     1,105
                                --------  -------  --------
Net investment income.........  $102,285  $98,441  $ 78,787
                                --------  -------  --------
                                --------  -------  --------

(B) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                        1997     1996      1995
                                      --------  -------  --------
Gross unrealized capital gains at
 end of year........................  $    537  $   713  $  1,724
Gross unrealized capital losses at
 end of year........................    (1,820)  (4,160)        0
                                      --------  -------  --------
Net unrealized capital (losses)
 gains..............................    (1,283)  (3,447)    1,724
Balance at beginning of year........    (3,447)   1,724        15
                                      --------  -------  --------
Change in net unrealized capital
 gains (losses) on common stocks....  $  2,164  $(5,171) $  1,709
                                      --------  -------  --------
                                      --------  -------  --------

(C) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                       1997      1996       1995
                                      -------  --------   --------
Gross unrealized capital gains at
 end of year........................  $23,357  $ 11,821   $ 22,251
Gross unrealized capital losses at
 end of year........................   (1,906)   (3,842)    (1,374)
                                      -------  --------   --------
Net unrealized capital gains........   21,451     7,979     20,877
Balance at beginning of year........    7,979    20,877     33,732
                                      -------  --------   --------
Change in net unrealized capital
 gains (losses) on bonds and
 short-term investments.............  $13,472  $(12,898)  $ 54,609
                                      -------  --------   --------
                                      -------  --------   --------

(D) COMPONENTS OF NET REALIZED CAPITAL GAINS

                                            1997      1996     1995
                                           -------   -------  ------
Bonds and short-term investments.........  $  (120)  $ 2,756  $   56
Common stocks............................        0         0      52
Real estate and other....................      114         0       0
                                           -------   -------  ------
Realized capital (losses) gains..........       (6)    2,756     208
Capital gains (benefit) tax..............     (831)      936    (205)
                                           -------   -------  ------
Net realized capital gains, after tax....      825     1,820     413
Less: IMR capital (losses) gains.........     (719)    1,413      39
                                           -------   -------  ------
Net realized capital gains...............  $ 1,544   $   407  $  374
                                           -------   -------  ------
                                           -------   -------  ------

(E) OFF-BALANCE SHEET INVESTMENTS

    The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1997 and 1996.

(F) CONCENTRATION OF CREDIT RISK

    Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

--------------------------------------------------------------------------------

(G) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    11,114     $    55      $   (51)   $    11,118
  Guaranteed and sponsored -- asset-backed...       55,506       1,056         (269)        56,293
States, municipalities and political
 subdivisions................................       26,404         329            0         26,733
International governments....................        7,609         500            0          8,109
Public utilities.............................       73,024         754         (132)        73,646
All other corporate..........................      517,715      14,110         (704)       531,121
All other corporate -- asset-backed..........      630,069       5,005         (739)       634,335
Short-term investments.......................      277,330          33           (8)       277,355
Certificates of deposit......................       93,770       1,515           (3)        95,282
Parents, subsidiaries and affiliates.........       86,100           0            0         86,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,778,641     $23,357      $(1,906)   $ 1,800,092
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    30,307     $   537      $     0    $    30,844
Common stock -- affiliated...................       35,384           0       (1,820)        33,564
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    65,691     $   537      $(1,820)   $    64,408
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    58,761     $     6      $  (195)   $    58,572
  Guaranteed and sponsored -- asset-backed...       78,237       1,477         (609)        79,105
States, municipalities and political
 subdivisions................................       25,958         163           (2)        26,119
International governments....................        7,447         205            0          7,652
Public utilities.............................       70,116         396         (424)        70,088
All other corporate..........................      410,530       6,357       (1,355)       415,532
All other corporate -- asset-backed..........      485,953       2,654       (1,081)       487,526
Short-term investments.......................      148,094           0          (66)       148,028
Certificates of deposit......................       83,378         563         (110)        83,831
Parents, subsidiaries and affiliates.........       48,100           0            0         48,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,416,574     $11,821      $(3,842)   $ 1,424,553
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    13,064     $   713      $     0    $    13,777
Common stock -- affiliated...................       35,379           0       (4,160)        31,219
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    48,443     $   713      $(4,160)   $    44,996
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

    The amortized cost and estimated fair value of bonds and short-term investments at December 31, 1997 by management's anticipated maturity are shown below. Asset-backed securities are distributed to maturity year based on ILA's estimate of the rate of future prepayments of principal

--------------------------------------------------------------------------------

over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting borrowers' rights to call or prepay their obligations.

                                               AMORTIZED    ESTIMATED
MATURITY                                          COST     FAIR VALUE
---------------------------------------------  ----------  -----------
Due in one year or less......................  $  424,518  $   696,203
Due after one year through five years........     586,980      708,365
Due after five years through ten years.......     451,963      295,896
Due after ten years..........................     315,180       99,628
                                               ----------  -----------
  Total......................................  $1,778,641  $ 1,800,092
                                               ----------  -----------
                                               ----------  -----------

    Proceeds from sales of investments in bonds and short-term investments during 1997, 1996 and 1995 were $367,626, $668,078 and $313,961, respectively, resulting in gross realized gains of $964, $3,675 and $1,419, respectively, and gross realized losses of $1,084, $919 and $1,263, respectively, before transfers to IMR. The Company had realized gains of $52 during 1995 from a capital gain distribution.

(H) FAIR VALUE OF FINANCIAL INSTRUMENTS

    BALANCE SHEET ITEMS (IN MILLIONS):

                                                      1997                 1996
                                               ------------------   ------------------
                                               CARRYING    FAIR     CARRYING    FAIR
                                                AMOUNT     VALUE     AMOUNT     VALUE
                                               --------   -------   --------   -------
ASSETS
  Bonds and short-term investments...........   $1,778    $ 1,800    $1,417    $ 1,425
  Common stocks..............................       64         64        45         45
  Policy loans...............................       37         37        29         29
  Mortgage loans.............................       85         85         0          0
  Other invested assets......................       21         21         3          3
LIABILITIES
  Liabilities on investment contracts........   $1,911    $ 1,835    $1,245    $ 1,191

    The carrying amounts for policy loans approximates fair value. The fair value of liabilities on investment contracts are determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

 3. RELATED PARTY TRANSACTIONS:

    Transactions between the Company and its affiliates within The Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends. The Company has also invested in bonds of its subsidiaries, Hartford Financial Services Corporation and HL Investment Advisors, Inc., and common stock of its subsidiary, ITT Hartford Life, LTD.

    On June 30, 1995, the assets of Lyndon Insurance Company were contributed to ILA. As a result, ILA received approximately $365 million in bonds and short-term investments, common stocks and cash, $28 million in policy reserves, $187 million of current tax liability, $26 million in IMR, $8 million in AVR (offset by an aggregate write-in to surplus), and $4 million of other liabilities. The assets in excess of liabilities of $112 million were recorded as an increase to paid-in surplus.

    For additional information, see Note 5.

 4. FEDERAL INCOME TAXES:

    The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were to file separate Federal, state and local income tax returns.

    As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the current intention of The Hartford and its subsidiaries to continue to file a single consolidated Federal income tax return. The Company will continue to remit (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. Federal income taxes (received) paid by the Company were $(14,499), $29,792 and $215,921 in 1997, 1996 and 1995, respectively. The effective tax rate was (26)%, 22% and 25% in 1997, 1996 and 1995, respectively. The following schedule provides a reconciliation of the tax provision at the U.S. Federal Statutory rate to Federal income tax (benefit) expense (in millions).

                                               1997    1996    1995
                                               -----   -----   -----
Tax provision at U.S. Federal statutory
 rate........................................  $  20   $  30   $  20
Tax deferred acquisition costs...............     25      27       8
Statutory to tax reserve differences.........      1       0       3
Unrealized gain on separate accounts.........    (44)    (21)    (13)
Investments and other........................    (17)    (17)     (4)
                                               -----   -----   -----
Federal income tax (benefit) expense.........  $ (15)  $  19   $  14
                                               -----   -----   -----
                                               -----   -----   -----

 5. CAPITAL AND SURPLUS AND SHAREHOLDER
   DIVIDEND RESTRICTIONS:

    The maximum amount of dividends which can be paid, without prior approval, by State of Connecticut insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1997 or 1996. ILA paid dividends of $10 million to its parent, HLIC, in 1995. As a result of the Distribution by ITT, the assets of ITT Lyndon Insurance Company (Lyndon) were contributed to ILA in June 1995. Substantially all the business was removed from Lyndon prior to the contribution. The amount of assets which

--------------------------------------------------------------------------------

exceeded liabilities at the contribution date ($112 million) was included in paid-in surplus.

 6. PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

    The Company's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $265, $358, and $1,034 in 1997, 1996 and 1995, respectively. Liabilities for the plan are held by The Hartford.

    The Company also participates in The Hartford's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statements of The Hartford. The cost to ILA was not material in 1997, 1996 and 1995.

    The Company's employees are included in The Hartford's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Amounts allocated by The Hartford for post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations) are immaterial. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 8.5% for 1997, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The cost to ILA was not material in 1997, 1996 and 1995.

    Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. Post-employment benefit expense was not material in 1997, 1996 and 1995.

 7. REINSURANCE:

    The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve ILA of its primary liability. ILA also assumes insurance from other insurers.

    Life insurance net retained premiums were comprised of the following:

                                      1997      1996      1995
                                    --------  --------  --------
Direct premiums...................  $266,427  $226,612  $159,918
Premiums assumed..................    51,630    33,817    13,299
Premiums ceded....................   (21,412)  (10,185)   (7,425)
                                    --------  --------  --------
Premiums and annuity
 considerations...................  $296,645  $250,244  $165,792
                                    --------  --------  --------
                                    --------  --------  --------

    The Company cedes to RGA Reinsurance Company, on a modified coinsurance basis, 80% of the variable annuity business written since 1994.

 8. SEPARATE ACCOUNTS:

    The Company maintains separate account assets and liabilities totaling $23.2 billion and $14.6 billion at December 31, 1997 and 1996, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with CARVM, which approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $252 million, $144 million and $72 million in 1997, 1996 and 1995, respectively, and are recorded as a component of other revenues on the Statutory Statements of Income.

 9. COMMITMENTS AND CONTINGENCIES:

    As of December 31, 1997 and 1996, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the normal course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.

    Under insurance guaranty laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. ILA paid guaranty fund assessments of $1,544, $1,262 and $1,684 in 1997, 1996 and 1995,
respectively. ILA incurred guaranteed fund expense of $548 in 1997 and 1996 and $0 in 1995.

                                 PART C

                          OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

     (a) All financial statements are included in Part A and Part B of the Registration Statement.

     (b)  (1)   Resolution of the Board of Directors of Hartford Life and
                Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

          (2)   Not applicable.

          (3)    (a) Principal Underwriter Agreement.(2)

          (3)    (b) Form of Dealer Agreement.(2)

          (4)   Form of Individual Flexible Premium Variable Annuity
                Contract.(1)

          (5)   Form of Application.(1)

          (6)   (a) Certificate of Incorporation of Hartford. (3)

          (6)   (b) Bylaws of Hartford.(2)

          (7)   Not applicable.

          (8)   Not applicable.

          (9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel, and Corporate Secretary.

          (10)  Consent of Arthur Andersen LLP, Independent Public
                Accountants.

          (11)  No financial statements are omitted.

          (12)  Not applicable.


-------------------------------
       (1) Incorporated by reference to Post-Effective Amendment No. 5, to the Registration Statement File No. 33-56790, dated May 1, 1995.

       (2) Incorporated by reference to Post Effective Amendment No. 6, to the Registration Statement File No. 33-56790, dated
                May 1, 1996.


       (3) Incorporated by reference to the Initial Filing, to the Registration Statement File No. 333-45303, dated January 1, 1998.

          (13)  Not applicable.

          (14)  Not applicable.

          (15)  Copy of Power of Attorney.

          (16)  Organizational Chart.


Item 25.  Directors and Officers of the Depositor


--------------------------------------------------------------------------------
NAME, AGE                          POSITION WITH HARTFORD
--------------------------------------------------------------------------------
Wendell J. Bossen                  Vice President

Gregory A. Boyko                   Senior Vice President, Director*

Peter W. Cummins                   Senior Vice President

Ann M. de Raismes                  Senior Vice President

James R. Dooley                    Vice President

Timothy M. Fitch                   Vice President

David T. Foy                       Senior Vice President and Treasurer

J. Richard Garrett                 Vice President and Assistant Treasurer

Donald J. Gillette                 Vice President

John P. Ginnetti                   Executive Vice President

William A. Godfrey, III            Senior Vice President

Lynda Godkin                       Senior Vice President, General
                                   Counsel, and Corporate Secretary,
                                   Director*

Lois W. Grady                      Senior Vice President

Christopher Graham                 Vice President

Mark E. Hunt                       Vice President

Stephen T. Joyce                   Vice President

Michael D. Keeler                  Vice President

Robert A. Kerzner                  Senior Vice President

David N. Levenson                  Vice President

William B. Malchodi, Jr.           Vice President

Thomas M. Marra                    Executive Vice President and Director,
                                   Individual Life and Annuity Division,
                                   Director*

Steven L. Matthiesen               Vice President

Michael C. O'Halloran              Vice President

--------------------------------------------------------------------------------
NAME, AGE                          POSITION WITH HARTFORD
--------------------------------------------------------------------------------

Daniel E. O'Sullivan               Vice President

Craig D. Raymond                   Senior Vice President and Chief Actuary

David T. Schrandt                  Vice President

Lowndes A. Smith                   President and Chief Executive Officer,
                                   Director*

Walter C. Welsh                    Senior Vice President

Raymond P. Welnicki                Senior Vice President

Lizabeth H. Zlatkus                Senior Vice President

David M. Znamierowski              Senior Vice President, Director*
--------------------------------------------------------------------------------

Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes date of election to Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

              Filed herewith as Exhibit 16.

Item 27.      Number of Contract Owners

              As of June 30, 1998, there were 239,854 Contract Owners.


Item 28.      Indemnification

              Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.


              The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.


              The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.


              Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify only a director that was successful on the merits in a suit, under Article VIII, Section 2 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant who are parties or threatened to be parties to a legal proceeding by reason of his being or having been a director or officer of the Registrant for any expenses if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, and with respect to criminal proceedings, had no reason to believe his conduct was unlawful. Unless otherwise mandated by a court, no indemnification shall be made if such officer or director is adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant.


              Additionally, the directors and officers of Hartford and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.


              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.      Principal Underwriters

       (a) HSD acts as principal underwriter for the following investment companies:


               Hartford Life Insurance Company - Separate Account One Hartford Life Insurance Company - Separate Account Two Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
               Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
               Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
               Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
               Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)

               Hartford Life Insurance Company - Putnam Capital Manager Trust Separate Account
               Hartford Life Insurance Company - Separate Account Three
               Hartford Life Insurance Company - Separate Account Five
               Hartford Life and Annuity Insurance Company - Separate
               Account One
               ITT Hartford Life and Annuity Insurance Company - Putnam
               Capital Manager  Trust Separate Account Two
               ITT Hartford Life and Annuity Insurance Company - Separate Account Three
               ITT Hartford Life and Annuity Insurance Company - Separate Account Five
               ITT Hartford Life and Annuity Insurance Company - Separate Account Six
               American Maturity Life Insurance Company - Separate Account AMLVA

          (b)  Directors and Officers of HSD


Name and Principal                    Business Address
Positions and Offices                 With  Underwriter
---------------------                 -----------------

Lowndes A. Smith                      President and Chief Executive Officer,
                                      Director

John P. Ginnetti                      Executive Vice President, Director

Thomas M. Marra                       Executive Vice President, Director

Peter W. Cummins                      Senior Vice President

Lynda Godkin                          Senior Vice President, General Counsel
                                      and Corporate Secretary

Donald E. Waggaman, Jr.               Treasurer

George R. Jay                         Controller

Paul E. Olson                         Supervising Registered Principal

James Cubanski                        Assistant Secretary

Stephen T. Joyce                      Assistant Secretary

Glen J. Kvadus                        Assistant Secretary

Edward M. Ryan, Jr.                   Assistant Secretary

Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

Item 30.   Location of Accounts and Records

           All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31.   Management Services

           All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32.   Undertakings

           (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

           (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.



           (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

           (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

           The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                               SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 15th day of September, 1998.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE
      (Registrant)


*By:   /s/ Thomas M. Marra                      *By:    /s/ Leslie T. Soler
       --------------------                             -------------------
      Thomas M. Marra, Executive Vice President          Leslie T. Soler
                                                         Attorney-in-Fact


HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
      (Depositor)


*By:      /s/ Thomas M. Marra
         --------------------
         Thomas M. Marra, Executive Vice President




Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.


Gregory A. Boyko, Senior Vice President,
  Director*                                 *By:    /s/ Leslie T. Soler
                                                    --------------------
Lynda Godkin, Senior Vice President, General        Leslie T. Soler
  Counsel and Corporate Secretary, Director*        Attorney-in-Fact
                                              Dated: September 15, 1998
Thomas M. Marra, Executive Vice
  President, Director*

Lowndes A. Smith, President and
  Chief Executive Officer, Director*

David M. Znamierowski, Senior Vice President
  Director*

                          EXHIBIT INDEX


         (9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel, and Corporate Secretary

         (10)   Consent of Arthur Andersen LLP, Independent Public
                Accountants

         (15)   Copy of Power of Attorney

         (16)   Organizational Chart